                                                                  EXHIBIT 10.6.1



                                 CONFIDENTIAL
                                 ------------

--------------------------------------------------------------------------------

                           LEASE AGREEMENT [TRUST 1]

                         Dated as of December 31, 1992

                                by and between

                      HUGHES COMMUNICATIONS GALAXY, INC.

                                      as Lessee,

                                      and

                    STATE STREET BANK AND TRUST COMPANY OF
                       CONNECTICUT, NATIONAL ASSOCIATION

                                      not in its individual capacity but solely as Owner Trustee, Lessor

                              ------------------

                              Transponders aboard
                                  Galaxy VII
                           Communications Satellite

--------------------------------------------------------------------------------

NOTE: THIS LEASE AGREEMENT HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE INDENTURE, DATED AS OF SEPTEMBER 9, 1992, BY AND BETWEEN LESSOR AND WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS
                               -----------------

                                                                                               Page
                                                                                               ----
SECTION 1.       Definitions.................................................................   1

SECTION 2.       Acceptance of the Transponders by Lessor; Lease of the Transponders.........   2

SECTION 3.       Term and Rent...............................................................   2
      (a)        Term........................................................................   2
      (b)        Base Rent; Interim Rent.....................................................   2
      (c)        Supplemental Rent...........................................................   3
      (d)        Method of Payment...........................................................   3
      (e)        Late Payment................................................................   4
      (f)        Minimum Payment.............................................................   4
      (g)        Net Lease; No Setoff, etc...................................................   4
      (h)        Repayment of Advance Amount.................................................   5
      (i)        Supplemental Rent on Account of Indemnity Loan..............................   6
      (j)        Place of Payment............................................................   6
      (k)        Application of Interim Rent.................................................   6

SECTION 4.       Recomputation of Rent, Stipulated Loss Value, Termination Value, and EBO
      Amount.................................................................................   6

SECTION 5.       Representations, Warranties and Agreements as to the Transponders...........   7
      (a)        Disclaimer of Warranties....................................................   7
      (b)        Exercise of Certain Rights under the Hughes Agreements......................   7

SECTION 6.       Liens; Quiet Enjoyment; Assignment and Sublease.............................   9
      (a)        Liens.......................................................................   9
      (b)        Quiet Enjoyment.............................................................   9
      (c)        Use Agreements..............................................................   9
      (d)        Existing Leases.............................................................  11
      (e)        Return of Transponders......................................................  11

SECTION 7.       Operation; Maintenance; Compliance with Law; Location of Satellite;
      Substitution of Transponders...........................................................  11
      (a)        Operation...................................................................  11
      (b)        Maintenance.................................................................  12
      (c)        Compliance with Law.........................................................  13
      (d)        Location of Satellite.......................................................  14
      (e)        Substitution of Transponder.................................................  14

SECTION 8.       Termination.................................................................  16
      (a)        Early Termination...........................................................  16
      (b)        Termination Payments........................................................  18
      (c)        Retention of Transponders by Lessor.........................................  18
      (d)        No Duplication of Rent Differential Amount..................................  19


                                                                                               Page
                                                                                               ----
SECTION 9.       Insurance...................................................................  19
     (a)         Non-Discrimination..........................................................  19
     (b)         Requirement to Obtain and Maintain Life or Casualty Insurance...............  19
     (c)         Letter of Credit............................................................  19
     (d)         Additional Insureds.........................................................  19
     (e)         Separate Insurance..........................................................  20

SECTION 10.      Redelivery..................................................................  20
     (a)         Redelivery Terms ...........................................................  20
     (b)         Decreased Value ............................................................  21
     (c)         Priority List ..............................................................  21

SECTION 11.      Cooperation.................................................................  21
     (a)         Lessor's Efforts to Sell or Lease ..........................................  21
     (b)         Value and Useful Life Determinations .......................................  22

SECTION 12.      Loss, Destruction, Condemnation or Damage...................................  22
     (a)         Payment of Stipulated Loss Value............................................  22
     (b)         Application of Payments upon an Event of Loss...............................  23
     (c)         Application of Payments Not Relating to an Event of Loss....................  23
     (d)         Applications During Default.................................................  23
     (e)         No Duplication of Rent Differential Amount..................................  24

SECTION 13.      Merger, Consolidation.......................................................  24

SECTION 14.      Reports.....................................................................  25
     (a)         Condition and Operation ....................................................  25
     (b)         Liens ......................................................................  25

SECTION 15.      Events of Default...........................................................  25

SECTION 16.      Remedies....................................................................  27

SECTION 17.      Right to Perform for Lessee.................................................  31
     (a)         Right to Cure ..............................................................  31
     (b)         Lessor is Lessee's Agent and Attorney ......................................  31

SECTION 18.      Renewal.....................................................................  31
     (a)         Notice of Renewal or Purchase ..............................................  31
     (b)         Fair Market Value Renewal Option ...........................................  32
     (c)         Renewal Rents ..............................................................  33
     (d)         Extended Notice ............................................................  33

SECTION 19.      Purchase Options ...........................................................  34
     (a)         Purchase Option Events .....................................................  34
     (b)         Notice of Election; Manner of Purchase; Transfer After Purchase ............  35
     (c)         Assumption of Notes.........................................................  37


                                                                                               Page
                                                                                               ----
     (d)         No Duplication of Rent Differential Amount..................................  37

SECTION 20.      Further Assurances; Default Notice..........................................  37
     (a)         Further Assurances..........................................................  37
     (b)         Notice of Default...........................................................  37
     (c)         Subsequent Appraisal........................................................  38

SECTION 21.      Indenture Estate as Security for Lessor's Obligations to Indenture Trustee..  38

SECTION 22.      Counterparts; Uniform Commercial Code.......................................  38

SECTION 23.      Notices.....................................................................  39

SECTION 24.      Miscellaneous...............................................................  39
     (a)         Severability................................................................  39
     (b)         Amendment...................................................................  39
     (c)         Headings, etc...............................................................  39
     (d)         Successors and Assigns......................................................  39
     (e)         Governing Law...............................................................  39
     (f)         Limitation of Liability of the Trust Company................................  39


LIST OF SCHEDULES:

Schedule A to Lease Agreement - Base Rent
Schedule B to Lease Agreement - Stipulated Loss Values
Schedule C to Lease Agreement - Termination Values
Schedule D to Lease Agreement - EBO Amounts
Schedule E to Lease Agreement - Miscellaneous Information

LIST OF EXHIBITS:

Exhibit A - Appraiser List
Exhibit B - Redelivery of Transponder
Exhibit C - Existing Leases

          This LEASE AGREEMENT [TRUST 1] (the "Agreement"), dated as of December 31, 1992 (the "Execution Date"), by and between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and HUGHES COMMUNICATIONS GALAXY, INC., a California corporation ("HCG" or "Lessee").

                                   RECITALS
                                   --------

          WHEREAS, Lessee and Lessor have entered into that certain Participation Agreement, dated as of August 21, 1992 (the "Participation Agreement"), with the other parties named therein, including the Owner Participant identified in Item 1 to Schedule E hereto, with respect to the transactions of which this Lease is a part;

          WHEREAS, Lessee desires to enter into a lease of transponders aboard that certain communications satellite known as Galaxy VII (which transponders were purchased by Lessor pursuant to a Transponder Purchase Agreement dated the Closing Date (the "Purchase Agreement") between Seller and Lessor), and which transponders are described in Appendix A thereto and Annex 1 to the Bill of Sale (excluding the transponders, if any, identified in Item 2 to Schedule E hereto, which transponders have been identified in the certificate delivered by Seller pursuant to Section 2.02 of the Purchase Agreement as not having met the Transponder Performance Specifications therefor as of the date of such certificate) (individually a "Transponder" and collectively the "Transponders"), and Lessor desires to lease such Transponders to Lessee at the rentals and upon the terms hereinafter provided and as provided hereafter in any supplement to this Lease;

          WHEREAS, Lessee is an indirectly wholly-owned subsidiary of GM Hughes Electronics Corporation, a Delaware corporation, (referred to hereinafter as "GMHE" or "Guarantor");

          WHEREAS, Guarantor has executed a Guarantee Agreement, dated as of the Closing Date, pursuant to which Guarantor unconditionally guarantees certain financial obligations of HCG, Seller, Lessee and Contractor under the Operative Documents and Hughes Agreements;

          WHEREAS, Ascent Communications Advisors L.P. has prepared the Appraisal and the In-Service Date Appraisal of the Transponders to the satisfaction and agreement of the Owner Participant and its special tax counsel and Lessee; and

          WHEREAS, Lessor has assigned for security purposes certain of its rights in this Lease to Indenture Trustee, pursuant to the Indenture, dated as of the Closing Date, between Lessor and Indenture Trustee.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                   AGREEMENT
                                   ---------

     SECTION 1. Definitions. Capitalized terms used but not defined herein shall
                -----------
for all purposes hereof have the respective meanings assigned thereto in Appendix A to the Participation Agreement, which also contains rules as to usage that shall be applicable herein.

     SECTION 2. Acceptance of the Transponders by Lessor; Lease of the
                ------------------------------------------------------
Transponders.
------------

          (a) Upon execution of this Lease by Lessee and Lessor, Lessor shall be deemed to have delivered, and Lessee shall be deemed to have accepted, each of the Transponders for lease hereunder, and this Lease shall commence as provided in Section 2(b).

          (b) Effective immediately upon the acceptance of each Transponder by Lessee pursuant to Section 2(a), (i) such Transponder shall be deemed for all purposes to be leased by Lessor to Lessee hereunder and accepted by Lessee hereunder for all purposes, and (ii) the Lease Term for such Transponder shall commence. Lessor hereby agrees to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, each Transponder during the Lease Term applicable to such Transponder.

     SECTION 3. Term and Rent.
                -------------

          (a) Term. As to any Transponder: The lease term shall be equal to the
              ----
Interim Term, the Basic Term and any Renewal Term (the "Lease Term"). The Interim Term shall commence on the Execution Date and run to and including the date set forth on Item 3 to Schedule E (the "Interim Term"), unless earlier terminated pursuant to the terms hereof. The Basic Term shall commence on the day immediately following the end of the Interim Term (the "Basic Term Commencement Date") and run for the period set forth in Item 4 to Schedule E hereto, and shall expire on the date set forth in Item 5 to Schedule E hereto unless earlier terminated pursuant to the terms hereof.

          (b) Base Rent; Interim Rent. As Interim Rent and Base Rent for each
              -----------------------
Transponder:

              (i) (A) On each date on or prior to the Interim Rent Payment Date on which a payment of interest is due on the Notes, if and to the extent that on or prior to any such date, Lessor shall not have remitted funds to Indenture Trustee (in accordance with clause (k) below or otherwise) in an amount equal to the amount of interest due and payable on the Notes on such date (such amount being referred to as the "Lessor Interim Amount"), Lessee shall loan to Lessor an amount equal to any portion of the Lessor Interim Amount not paid by Lessor. Lessor shall give notice to Lessee and Indenture Trustee at least five Business Days prior to such interest payment date if funds equal to the Lessor Interim Amount will not be paid by Lessor on such date, provided, however, that Lessor's
                                         --------  -------
     failure to deliver such notice shall not affect Lessee's obligation under this Section 3(b)(i)(A). (B) In addition, subject to adjustment as provided in Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, Lessee shall pay to Lessor on the Interim Rent Payment Date as Interim Rent for each Transponder for each day during the Interim Term in excess of 179 days an amount equal to the percentage set forth in Schedule A opposite the "Interim Rent Payment Date," multiplied by Lessor's Cost for such Transponder.

              (ii) Subject to adjustment as provided in Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, Lessee shall pay to Lessor installments of Base Rent during the Basic Term on each Rent Payment Date during the Basic Term, each such installment to be in an amount equal to the sum of (A) the percentage set forth in Schedule A opposite the applicable Rent Payment Date, multiplied by Lessor's Cost for such Transponder, and (B) the Rent Differential Amount for such Transponder, if any. In addition, in the event that any interest on the Notes becomes due and payable during the Basic

     Term on a date other than on a Rent Payment Date, Lessee shall pay to Lessor, on such date, Base Rent in an amount equal to the amount of such interest.

          Base Rent with respect to any Transponder during any Renewal Term shall be payable as provided in Section 18.

          (c) Supplemental Rent.
              -----------------

              (i) Lessee shall pay to Lessor, for its own account, or to any Person entitled thereto, as provided herein or in any other Operative Document, any and all Supplemental Rent promptly as the same shall become due and payable.

              (ii) If, and to the extent that, on or prior to the Interim Rent Payment Date, Lessor shall not have remitted to Indenture Trustee (in accordance with clause (k) below or otherwise) funds in an amount (the "Lessor Payment Amount") equal to the amount, if any, set forth in Schedule III to the Participation Agreement and designated as the "Lessor Payment Amount," which amount shall represent scheduled payments of principal on the Notes due on or prior to the Interim Rent Payment Date (as such amount may be adjusted pursuant to Section 12.05 or 12.06, subject to Sections
     12.07 and 12.08, of the Participation Agreement, as applicable), Lessee shall loan to Lessor on the Interim Rent Payment Date an amount equal to the difference between any portion of the Lessor Payment Amount not remitted to Indenture Trustee by Lessor and any amount paid by Lessee referred to in clause (B) of Section 3(b)(i) that has not previously been or is not simultaneously being applied against any portion of the Lessor Interim Amount not paid by Lessor. Lessor shall give notice to Lessee and Indenture Trustee at least five Business Days prior to each date on which a Lessor Payment Amount is due if funds equal to the Lessor Payment Amount will not be paid by Lessor on such date; provided, however, that Lessor's
                                              --------  -------
     failure to deliver such notice shall not affect Lessee's obligations under this Section 3(c)(ii).

              (iii) As Supplemental Rent, Lessee shall pay, when due, on behalf of Lessor, (A) to Contractor (or the Substitute Service Provider, if applicable), an amount equal to any amounts due from Lessor to Contractor under the Service Agreement (or any Substitute Service Agreement) and (B) to Seller an amount equal to any amounts due from buyer to seller under the Purchase Agreement, other than Buyer's Cost, in each case with respect to any Transponder for the period that such Transponder is subject to this Lease.

              (iv) As Supplemental Rent, Lessee shall pay to Lessor an amount equal to each Variable Amount as and when such Variable Amount shall be payable by Lessor pursuant to the Indenture or any of the Notes.

          (d) Method of Payment. Subject to Section 21, all Rent (other than
              -----------------
Excepted Payments) payable to Lessor shall be paid to Indenture Trustee (to its account as set forth in Item 6 to Schedule E, or such other account as Indenture Trustee may hereafter designate in writing) for so long as the Lien of the Indenture shall remain in effect and thereafter to Lessor. All Supplemental Rent including any Excepted Payment payable to any Person pursuant to any Operative Document or any Hughes Agreement shall be paid to such Person as provided in such Operative Document or Hughes Agreement. Each payment of Rent shall be made by Lessee in immediately available funds, prior to 12:00 noon (New York time, at the place of payment as designated in Section 3(j) hereof), on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business

Day, in which case such payment shall be due and payable on the immediately succeeding Business Day with the same force and effect as if made on such scheduled date, and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (e) Late Payment. If any Rent shall not be paid when due, Lessee shall
              ------------
pay to Lessor or to Indenture Trustee, as the case may be (or, in the case of Supplemental Rent, to any Person entitled thereto as provided herein or in any other Operative Document or Hughes Agreement), as Supplemental Rent, interest (to the extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon (local time, at the place of payment as designated in Section 3(j) hereof), in which event such date of payment shall be included) at the Overdue Rate.

          (f) Minimum Payment. Notwithstanding any other provision of the Lease
              ---------------
(including, without limitation, Section 3(h)) or any other Operative Document or Hughes Agreement, (1) for any Transponder, the amount of Interim Rent, Base Rent and Deferred Equity Amount payable on any day on which Interim Rent or Base Rent or any amount pursuant to Section 3(b)(i)(A) or Section 3(c) is due, as the same may be adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the amount of scheduled principal and accrued interest due and payable on the Notes outstanding on such day in respect of such Transponder and (2) for any Transponder, the amount of Stipulated Loss Value, Termination Value and the EBO Amount, as each such amount may be adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, together with the arrears portion of both the Scheduled Rent and Rent Differential Amount payable under this Lease on any such date in respect of such Transponder (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the amount of principal and accrued interest which would be due and payable on the Notes outstanding on such date in respect of such Transponder, assuming such date or the EBO Date, as the case may be, was the date such payment was due on the Notes in respect of such Transponder in connection with any payment by Lessee of such Stipulated Loss Value, Termination Value or EBO Amount.

          (g) Net Lease; No Setoff, etc. This Lease is a net lease and,
              --------------------------
notwithstanding any other provision of this Lease to the contrary (except as expressly provided in Section 3(h) hereof and Section 2.07(b) of the Participation Agreement), the obligation of Lessee to pay Rent hereunder and under any other Operative Document shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation: (1) any counterclaim, setoff, recoupment, interruption, deduction, defense, abatement, suspension, deferment, diminution or reduction; (2) any defect in the condition, design, quality, operation or fitness for use or purpose of the Transponders, or any part thereof or interest therein; (3) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of, or any requisition or taking of, the Transponders, or any part thereof or interest therein; (4) any restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Transponders, or any part thereof or interest therein; (5) any defect in, or any Lien on, title to the Transponders, or any part thereof or interest therein or any other restriction thereon; (6) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of Seller, Guarantor, Lessee or Lessor; (7) any bankruptcy, insolvency, reorganization, discharge or forgiveness of indebtedness, composition, adjustment, dissolution, liquidation or other like proceeding relating to Seller, Guarantor, Lessee, Indenture Trustee, Lessor, Owner Participant, any Noteholder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Person mentioned above, or by any court; (8) any claim that Lessee or Guarantor has or might have against any Person, including, without limitation, Indenture Trustee, any Noteholder, Lessor or Owner Participant (but this Section 3(g) shall not constitute a waiver of any such claims); (9) any failure on the part of Lessor, Indenture Trustee, Owner Participant or any Noteholder to perform or comply with any of the terms hereof or of any other Operative Document or Hughes Agreement; (10) any invalidity or unenforceability or impossibility of performance, or disaffirmance, of any provision of this Lease or any of the other Operative Documents or Hughes Agreement, whether against or by Seller, Lessee or Guarantor or otherwise; (11) any Applicable Laws now or hereafter in force; (12) any failure to obtain or to have obtained any required governmental consent for a transfer of rights or title on the Closing Date or the In-Service Date to Lessor or any other Person;
(13) any amendment or other change (except as to the subject matter of any such amendment or change), or any assignment of, any rights under any Operative Document or Hughes Agreement, or any waiver or other action or inaction under or in respect of any Operative Document or Hughes Agreement, or any exercise or nonexercise of any right or remedy under or in respect of any Operative Document or Hughes Agreement, including, without limitation, any foreclosure or other remedy under the Indenture or this Lease or the sale, pursuant to any such foreclosure or such exercise of other remedy, of any Transponder or any portion thereof or interest therein; or (14) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution or reduction of Rent payable by Lessee hereunder. If this Lease shall be terminated in whole or in part for any reason whatsoever except as expressly provided in this Lease, Lessee shall nonetheless pay to Lessor (or, in the case of Supplemental Rent, to Lessor for its own account or to any Person entitled to such Supplemental Rent as specified herein or in the appropriate Operative Document or the Hughes Agreement), an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Except with respect to payment of any Advance Amount and as otherwise provided in Section 3(h) hereof and Section 2.07(b) of the Participation Agreement, each payment of Rent shall be final, and Lessee agrees not to seek to recover all or any part of any such payment from Lessor, Indenture Trustee or Owner Participant for any reason under any circumstance whatsoever; provided, however, that nothing contained in this Section 3(g) shall
            --------  -------
prevent Lessee from bringing an action for damages suffered by Lessee as a result of the breach by any Person of any obligation of such Person expressly stated in any Operative Document or Hughes Agreement or for equitable relief to obtain compliance with any such obligation, or for the return of mistakenly paid amounts of any Rent or from exercising the rights set forth in Section 3(h) hereof and Section 2.07(b) of the Participation Agreement. Nothing contained in this Section 3(g) shall be construed as: (1) a guaranty of (i) the value of the Transponders upon termination of the Basic Term or any Renewal Term or (ii) the useful life of the Transponders or (iii) payment of any of the Notes; or (2) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Transponders; or (3) a waiver by Lessee of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions.

          (h) Repayment of Advance Amount. Lessee may be repaid, in the manner
              ---------------------------
provided in the next sentence, any amounts constituting Advance Amount (which shall mean (i) any amounts due on Defaulting Participant's Note, (ii) any liquidated damages pursuant to Section 2.07(b)(i) of the Participation Agreement and (iii) any portion of the Deferred Equity Amount advanced by Lessee pursuant to Section 3(b)(i)(A) or 3(c)(ii) hereof (excluding any portion thereof required to be paid by Lessee pursuant to Section 2.12(b) of the Participation Agreement), plus, in the case of (I) the outstanding portion of such liquidated damages and (II) any such advanced Deferred Equity Amount, interest thereon at a simple interest rate of 14% per annum from the date such liquidated damages accrue or from the date that any portion of such Deferred Equity Amount is advanced by Lessee, as applicable, to but not including the date such damages and/or amounts are repaid by Lessor), any repayment of the Advance Amount to be deemed applied first in satisfaction of amounts owing under clause (i) and thereafter as Lessee shall determine, in Lessee's discretion. In order to effect a repayment of the Advance Amount, Lessee shall be entitled to offsets (without duplication) against any payments of Rent (other than as limited by the three provisos to this sentence) due from Lessee to Lessor (including, without limitation, Interim Rent, Base Rent, Supplemental Rent, Stipulated Loss Value, Termination Value or the EBO Amount and all other amounts payable to Lessor in connection with any termination of this Lease, but excluding Excepted Payments payable to the Trust Company) until Lessee has received the full amount of the Advance Amount, whether by cash payment, offsets as herein provided, or any combination thereof; provided, however, that, in case of any payment due to
                     --------  -------
Lessor from Lessee, Lessee's right of offset shall be limited to the portion of such payment, if any, distributable to Lessor under the Indenture; provided
                                                                   --------
further, however, that, no such offset or aggregate combined effect of separate
-------  -------
offsets shall reduce the amount of any installment of Interim Rent, Base Rent, amounts due under Section 3(b)(i)(A) or Section 3(c)(ii), Stipulated Loss Value, Termination Value or the EBO Amount as of any date payable under this Lease to an amount that would be in contravention of the minimum payment requirements of
Section 3(f) or any Supplemental Rent in respect of a Variable Amount; and provided further, however, that, in the case of the Deferred Equity Amount only,
-------- -------  -------
Lessee shall have no right of offset so long as any Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing.

          (i) Supplemental Rent on Account of Indemnity Loan. If an Indemnity
              ----------------------------------------------
Loan is made pursuant to the Tax Indemnification Agreement, such that interest payments are called for pursuant to the first sentence, or clause (iii) of the second sentence, of Section 3.9(c) of the Tax Indemnification Agreement, then Lessee shall pay Supplemental Rent in the amount of such interest payment, and on the dates specified in such Section; provided, however, that notwithstanding
                                        --------  -------
any other provisions in this Lease such Supplemental Rent shall not be due if and to the extent that such interest payments have not been, or are not simultaneously, made.

          (j) Place of Payment. All Rent (other than Rent payable to Persons
              ----------------
other than Lessor as provided in any of the Operative Documents or Hughes Agreements, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons) shall, subject to
Section 3(d) hereof, be paid by Lessee to Lessor to its account specified in
Item 7 to Schedule E, or such other account as Lessor may hereafter designate in writing. All Rent shall be paid by Lessee by wire transfer of immediately available funds in Dollars.

          (k) Application of Interim Rent. Without derogating from the
              ---------------------------
provisions of Section 3(f) hereof, all amounts required to be paid as Interim Rent pursuant to Section 3(b)(i)(B), whether or not paid, shall be deemed to be payments remitted by Lessor to Indenture Trustee in respect of Lessor Interim Amount and/or Lessor Payment Amount, without duplication, provided that no such
                                                          --------
deemed payment shall exceed the sum of Lessor Interim Amount and Lessor Payment Amount.

     SECTION 4. Recomputation of Rent, Stipulated Loss Value, Termination Value,
                ----------------------------------------------------------------
and EBO Amount. Adjustments to Rent and other Factors shall be made in
--------------
accordance with Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable.

     SECTION 5. Representations, Warranties and Agreements as to the
                ----------------------------------------------------
Transponders.
------------

          (a) Disclaimer of Warranties. AS BETWEEN LESSEE AND LESSOR, THE DEEMED
              ------------------------
DELIVERY AND ACCEPTANCE OF EACH TRANSPONDER BY LESSOR AND LESSEE, RESPECTIVELY, PURSUANT TO SECTION 2 SHALL BE CONCLUSIVE PROOF OF SUCH TRANSPONDER'S COMPLIANCE WITH ALL REQUIREMENTS OF THIS LEASE, AND LESSOR LEASES AND LESSEE TAKES SUCH TRANSPONDER AND ANY PART THEREOF AS IS, WHERE IS, WITH ALL FAULTS, AND LESSEE ACKNOWLEDGES THAT NONE OF LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER AND INDENTURE TRUSTEE HAS MADE, NOR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER OR ANY PART THEREOF, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY LESSEE IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN SUCH TRANSPONDER OR ANY PART THEREOF, OF ANY NATURE WHETHER PATENT OR LATENT, AND THAT NONE OF LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER AND INDENTURE TRUSTEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO, except that Lessor hereby represents, warrants and covenants that (A) on the Execution Date, Lessor shall have whatever title to such Transponder, subject to Permitted Liens (other than those referred to in clause (b) of the definition thereof), that was conveyed to it by Seller under the Purchase Agreement and the Bill of Sale on the Closing Date, and (B) during the Lease Term (so long as no Event of Default shall have occurred and be continuing) Lessor will not, through its own actions or inactions, interfere with the quiet enjoyment of any Transponder by Lessee and Lessor further agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien on or with respect to any Transponder. The provisions of this Section 5(a) have been negotiated, and except as expressly provided in the Operative Documents, the foregoing provisions are intended to be a complete exclusion and negation of any warranties by Lessor, the Trust Company, Owner Participant, any Noteholder and Indenture Trustee, express or implied, with respect to such Transponder, whether arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect, or otherwise. Nothing contained herein shall in any way diminish or otherwise affect any right Lessee may have with respect to any Transponder against any other third person. None of Lessor, the Trust Company, Owner Participant, any Noteholder or Indenture Trustee shall at any time be required to inspect such Transponder, nor shall any inspection by Owner Participant, Lessor, the Trust Company, any Noteholder or Indenture Trustee be deemed to affect or modify the provisions of this Section 5(a).

          (b) Exercise of Certain Rights under the Hughes Agreements.
              ------------------------------------------------------

              (i) Lessee, in its capacity as Seller under the Purchase Agreement, is making certain representations and warranties and undertaking certain payment obligations to Lessor in its capacity as Buyer under the Purchase Agreement with respect to the Transponders. None of the provisions of the Purchase Agreement is, as such, incorporated in this Lease and LESSOR ACKNOWLEDGES THAT LESSEE, IN ITS CAPACITY AS LESSEE, HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TRANSPONDER, OR ANY PART THEREOF, IN THIS LEASE OR ANY OF THE OTHER OPERATIVE DOCUMENTS,

     INCLUDING, WITHOUT LIMITATION, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THE OPERATIVE DOCUMENTS. The foregoing is not in any way intended to, nor shall it be deemed to, limit or otherwise affect the obligations or representations or warranties of Lessee under Section
     4.01 or Article VI of the Participation Agreement, of Seller under the Purchase Agreement or the Participation Agreement or of Contractor under the Service Agreement.

          (ii) Lessor hereby agrees that so long as no Event of Default shall have occurred and be continuing with respect to a Transponder, Lessor shall not exercise, during the Lease Term for such Transponder, any of its rights under the Hughes Agreements in respect of such Transponder, including any of its rights to any indemnity or other payments (other than rights to payment representing downward adjustment to the purchase price of the Transponders pursuant to Section 2.03 of the Purchase Agreement) with respect to such Transponder; provided that Lessee cannot waive the
                                  --------
     obligations of Seller or Contractor, and Lessor may exercise any rights and remedies it might have, under Sections 5.01, 5.03, 5.05, 8.01, 10.02, 15.10, 15.12 and the last sentence of 15.16 of the Purchase Agreement and under Article 7 and Sections 2.1(b), 4.1, 4.2, 4.5, 4.7, 6.3, 6.4, 13.10
     and 13.12 of the Service Agreement; provided, in addition that,
                                         --------  -- --------
     notwithstanding anything to the contrary in the foregoing, Lessor shall, at all times, retain the right to defend its title to the Transponders and to enforce its rights under the Lease or the Purchase Agreement to cause Lessee or Seller to defend such title in accordance with the provisions hereof or thereof. Lessee may consent to the preemption or interruption of any Transponder by Seller under Section 7.01 of the Purchase Agreement, without regard to the Transponder Priority List set forth in Appendix E thereto, and such preemption or interruption shall not constitute a Confirmed Failure (if it would otherwise constitute a Confirmed Failure) only if: (a) such preemption or interruption will not adversely affect the ability (1) of Lessee to meet its obligations under this Lease or any of the Operative Documents or Hughes Agreements to which it is a party or (2) of such preempted or interrupted Transponder to meet the Transponder Performance Specifications upon the cessation of such preemption or interruption or otherwise cause an Adverse Effect to Lessor's (or to Owner Participant's) interest in such Transponder upon the expiration or termination of the Lease; (b) such preemption or interruption shall not commence or be continuing at any time during the final 720 days of the Basic Term or during any Renewal Term; (c) at the time such preemption or interruption ceases, such Transponder meets the applicable Transponder Performance Specifications; and (d) Lessee (and Seller, if the two parties shall be different entities) shall deliver to Lessor an Officer's Certificate (or Officer's Certificates, if applicable) (1) prior to such preemption or interruption (A) confirming the statement set forth in clause
     (a) above, (B) that, based on information available to Lessee at such time, Lessee reasonably believes that the Transponder will be capable of meeting the Transponder Performance Specifications therefor upon cessation of such preemption or interruption and (C) that Lessee intends to cause such preemption or interruption to cease prior to the final 720 days of the Basic Term and (2) upon the cessation of such preemption or interruption, confirming that the preempted or interrupted Transponder meets the Transponder Performance Specifications. At such time as any of the foregoing conditions is not met, then the Confirmed Failure of such Transponder shall, if the other conditions for a Confirmed Failure are met, be deemed then to have occurred. Lessor hereby authorizes Lessee, for so long as this Lease shall be in effect with respect to any Transponder and so long as no Event of Default shall have occurred and be continuing, to exercise in the name of and on behalf of Lessor, the right and power to deal with the Seller and Hughes Services under the Hughes Agreements and any other manufacturer or supplier of such Transponder or any other users of the transponders on the Satellite including, without limitation, the right to demand, receive, accept and retain all services, tests, inspection rights, reports and other data and services with respect to such Transponder as provided in the Purchase Agreement and the Service Agreement, and the right to enforce (by legal action or otherwise) or to elect not to enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon expiration or termination of the Lease) against such Seller, Hughes Services, other manufacturer or supplier or other user all rights, powers and privileges of Lessor, and to receive all benefits (subject to Sections 12(b), 12(c) and 12(d)) of Lessor with respect to Seller, Hughes Services, such other manufacturer or such supplier or such other user, under any express or implied warranty or indemnity or other provisions of the Hughes Agreements or substitute agreements in effect, pursuant to Section 7(b) or otherwise, including, without limitation, the right to enforce (or not enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease)) and the right to obtain and retain the benefits of, all rights and claims of Buyer under the Purchase Agreement or of Owner under the Service Agreement; provided that, notwithstanding any term or provision of this Section 5(b)(ii) to the contrary, Lessor and Owner Participant shall retain the right to any Excepted Payment owing to either of them, respectively.

          (iii) If, notwithstanding the foregoing, Lessor receives any payment of any kind whatsoever under the Purchase Agreement or the Service Agreement during the Lease Term to which Lessee is entitled pursuant to
     Section 5(b)(ii), Lessor shall upon receipt remit to Lessee the full amount of the payment received by it under the Purchase Agreement, or the Service Agreement, as the case may be; provided that no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing; provided
                                                                        --------
     further, however, that Lessor shall promptly remit such amounts to Lessee
     -------  -------
     at such time as no Payment Default, Bankruptcy Default or Event of Default is continuing.

     SECTION 6. Liens; Quiet Enjoyment; Assignment and Sublease.
                -----------------------------------------------

          (a) Liens. Lessee shall not directly or indirectly create, incur,
              -----
assume or suffer to exist any Lien on or with respect to any Transponder, the Lessor's Estate or the Indenture Estate, or title thereto or any interest therein, except Permitted Liens. Lessee's obligations under this Section 6(a) with respect to any Lien, other than Owner Participant Liens or Lessor Liens, on any Transponder arising prior to the termination of this Lease shall survive such termination.

          (b) Quiet Enjoyment. So long as no Event of Default shall have
              ---------------
occurred and be continuing, as between Lessee and Lessor, Lessee shall have the exclusive rights to possession and control of each Transponder and Lessor shall not take any action that interferes with the quiet enjoyment of the use or non-use of any Transponder by Lessee, and Lessee shall have the right to use or not use such Transponder in its sole discretion.

          (c) Use Agreements. So long as no Lease Rental Payment Default,
              --------------
Bankruptcy Default or Event of Default shall have occurred and be continuing, Lessee may, without the consent of or prior notice to Lessor, assign its leasehold interest in whole or in part (including any of Lessee's rights or options hereunder) in this Lease (a "Lease Assignment") and Lessee may sublease, license, enter into short term or long term service contracts with any Person (including, without limitation, to a "tax-exempt" entity as defined in Section 168(h) of the Code), transfer Control of, or permit Seller or any other such Person (including, without limitation, to a "tax-exempt" entity as defined in Section 168(h) of the Code) to use all or any part of any Transponder or Transponders during the Lease Term (collectively, the "Use Agreements"; such Use Agreements not including for the purposes of Sections 6(c)(i) and 6(c)(iv) any occasional use service contract for the provision of part-time, occasional use transponder capacity on available Ku-band or C-band transponders on satellites, including the Satellite, owned or operated by Lessee or any Affiliate thereof and not expressly required to be made available using any of the Transponders leased hereunder (an "Occasional Use Service Contract")), on and subject to the following terms and conditions:

           (i) such Use Agreements shall expressly provide that the rights of any sublessee, assignee, user or operator thereunder (collectively, "User") are subject and subordinate to all the terms and conditions of this Lease, including, without limitation, Lessor's right to repossess any Transponder and terminate such Use Agreements upon the occurrence of an Event of Default or other termination of this Lease, except that any Use Agreement with a term of one (1) year or less shall not be required to be so subject and subordinate, so long as, if entered into during the last year of the Basic Term or First Renewal Term (as applicable), the term of such Use Agreement does not extend beyond such Basic Term or First Renewal Term (as applicable);

          (ii) Lessee shall remain primarily liable to Lessor for the performance of all of the terms of this Lease to the same extent as if such Use Agreements had not occurred;

          (iii) such Use Agreements shall not be in violation of Applicable Law and the terms and conditions thereof shall not be inconsistent with the terms of this Lease, provided that the term thereof (as well as the term of any Existing Lease (as defined below) set forth in Exhibit C hereto) may extend beyond the expiration of the Lease Term, subject to the provisions of Section 6(c)(i) above and Section 6(e); and

          (iv) such Use Agreements shall prohibit the User from entering into any Further Use Agreements without obtaining (x) the written consent of Lessee and (y) an agreement by any such User further transferring its rights to comply with the terms and conditions of this Section 6(c), including, without limitation, the requirement that any such Further Use Agreement be expressly subject and subordinate to this Lease to the same extent as such Use Agreement.

In addition, no Lease Assignment shall be made unless: (i) assignee executes an assignment and assumption agreement reasonably satisfactory to Lessor, which agreement shall include the agreement therein that references in the Lease to "Lessee" shall include, where appropriate, HCG, assignee or both, including, without limitation, in the context of provisions concerning Events of Default;
(ii) with respect to the assignment of any of Lessee's technical obligations hereunder, assignee shall be technically qualified to perform such obligations, as reasonably determined by Lessee; and (iii) a financing statement or statements with respect to any assignment agreement entered into with respect to such Lease Assignment shall be filed in such place or places as reasonably requested by Indenture Trustee and all other action as is reasonably requested by Indenture Trustee in order to perfect the security interest therein (and with respect to the Transponders only, only to the extent such security interest was capable of perfection prior to such Lease Assignment) created by or pursuant to the Indenture shall be taken and an executed chattel paper original counterpart of any such assignment agreement shall be delivered by Lessee to the Indenture Trustee.

     Subject to the provisions of this Section 6(c) and the Hughes Agreements, Lessee may render any communications service, so long as the foregoing provisions of this Section 6(c) shall apply, and Lessee or any Affiliate thereof may provide Transponder or Transponders capacity by Lessee or any Affiliate of Lessee to any of their respective customers in the ordinary course of their respective businesses; provided that no rendering of any such communications service or the providing of Transponder or Transponders capacity, and neither the entering into or performing of any agreement related thereto, shall operate to reduce, excuse or in any way affect the obligations of Lessee hereunder and under the other Operative Documents or the Hughes Agreements to which it is a party and as to which Lessee will remain primarily liable.

     During the Lease Term and while Series G Notes are outstanding, if at any time both the Moody's Credit Rating and Standard & Poor's Credit Rating of Guarantor fall below Investment Grade, then within thirty (30) days following the date Lessee shall have Actual Knowledge that the foregoing condition exists, Lessee shall execute and deliver to Lessor an assignment agreement (in form and substance reasonably acceptable to Lessor) assigning to Lessor as additional security for all of Lessee's payment obligations hereunder its rights under all Use Agreements (other than any Occasional Use Service Contract) then in existence and thereafter arising (the "Assignment Agreement"), except that Lessee shall not be required to obtain a User's acknowledgement or consent nor to notify (and in connection therewith, Lessor hereby agrees not to notify or otherwise contact) any User of such assignment unless an Event of Default shall have occurred and be continuing. The Assignment Agreement shall provide that Lessee shall remain liable to User to perform its obligations under such Use Agreement and Lessor shall have no obligations thereunder (other than obligations expressly assumed by Lessor). The foregoing notwithstanding, if Lessee shall execute and deliver the Assignment Agreement and subsequently the condition set forth above requiring such assignment shall cease to exist, then, effective on the date such condition shall cease to exist, the Assignment Agreement shall automatically terminate by its terms and such Assignment Agreement shall be of no further force or effect.

     (d) Existing Leases. Lessee hereby represents and warrants to and for the
         ---------------
benefit of Lessor and the Owner Participant that as of the date hereof: if HCG is a party to any Use Agreement (an "Existing Lease") on any Transponder, then none of the Existing Leases, including any renewal options thereunder, has a term that extends beyond the expiration of the Basic Term, and all such Existing Leases satisfy the requirements for Use Agreements set forth in Section 6(c).

     (e) Return of Transponders. (i) Subject to Section 6(c)(i), any Use
         ----------------------
Agreement may by its terms extend, or be extended by the User, beyond the Lease Term and (ii) any Existing Lease may be extended by the user or sublessee under such Existing Lease (a "Sublessee") beyond the Lease Term (a Transponder with respect to which such Use Agreement or Existing Lease provides for such extension, being referred to herein as a "Selected Transponder"), provided that each Transponder (including, but not limited to, any Selected Transponder) shall, at the time of Redelivery to Lessor pursuant to Section 10, be free and clear of any continuing rights of or obligations to any User, Sublessee or other Person, unless Lessor shall otherwise expressly agree in writing at the request of Lessee.

     SECTION 7. Operation; Maintenance; Compliance with Law; Location of
                --------------------------------------------------------
Satellite; Substitution of Transponders.
---------------------------------------

     During the Lease Term with respect to any Transponder:

     (a) Operation. Subject to Section 5(b)(ii), Lessee shall observe and
         ---------
perform each and every obligation (and shall exercise all rights where failure to do so would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease) of Buyer under the Purchase Agreement and Owner under the Service Agreement to the extent the same relate to such Transponder, and shall keep the same in full force and effect. Lessee shall not use any Transponder during the Lease Term or authorize any third party to use such Transponder in breach of the Purchase Agreement, the Service Agreement or any Applicable Laws applicable to Lessee, Lessor (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Lessor solely because of its being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), Owner Participant (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Owner Participant solely because of its being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), such third party or such Transponder (in each case, other than Applicable Laws as to which noncompliance would not have an Adverse Effect), or in violation of any authorization relating to such Transponder or the Satellite or Lessee issued by any Governmental Authority having jurisdiction over such Transponder, the Satellite or Lessee or of applicable insurance provisions (if insurance is then required to be maintained pursuant to Section 9), other than (i) any provision of such Applicable Law, authorization or insurance as to which noncompliance would not have an Adverse Effect or (ii) unless the validity of such Applicable Law or authorization is being contested in good faith and by appropriate proceedings (but only so long as such proceedings do not involve any risk of civil or criminal liability to Lessor, Owner Participant or the Indenture Trustee, and do not involve any material danger of the sale, forfeiture, loss or diminution in value of such Transponder or the rights of Lessor or Owner Participant or the Indenture Trustee under any Hughes Agreement or any Operative Document and adequate reserves with respect thereto shall have been established in accordance with
GAAP). As used herein, "Adverse Effect" shall mean that which would materially adversely affect the business, operations or properties of GMHE on a consolidated basis or involve any material danger (x) of the loss of any FCC authorization to operate the Satellite or maintain it in the orbital location permitted by Section 7(d), (y) of any material adverse effect on the ability of Lessee to perform its obligations hereunder and under the Purchase Agreement or of the sale, forfeiture, loss or diminution in value of any Transponder, or (z) of the imposition of criminal or civil liability on the Lessor, the Owner Participant or the Indenture Trustee.

     (b) Maintenance. Lessee hereby agrees to require Hughes Services to fulfill
         -----------
all of its obligations under the Service Agreement. Lessee, as Seller, shall fulfill all of its obligations under the Purchase Agreement. Lessee will pay to Hughes Services on behalf of Lessor an amount equal to all payments required to be made by Lessor during the Lease Term to Hughes Services under the Service Agreement as Supplemental Rent pursuant to Section 3(c)(iii), and will on behalf of Lessor perform all other obligations thereunder required to be performed by Lessor, with respect to such Transponder during the Lease Term. So long as during the Lease Term the Service Agreement or a Substitute Service Agreement shall have remained in full force and effect and Hughes Services (or a Substitute Service Provider (as defined below), if applicable) shall have performed all of its obligations thereunder with respect to such Transponder, all maintenance, management and monitoring responsibilities of Lessee in connection with such Transponder shall be deemed fulfilled, and Lessee shall have no additional independent obligations hereunder relating thereto.

     In the event that at any time during the Lease Term the Service Agreement shall no longer be in full force and effect or Hughes Services shall fail to perform its obligations thereunder with respect to such Transponder, Lessee, at its expense, shall maintain, manage and monitor, or cause to be maintained, managed and monitored, the Satellite and such Transponder in good working order and repair, ordinary wear and tear excepted, (i) in accordance with the higher of (A) customary industry standards employed by owners of Ku-Band or C-Band transponders, as applicable, on domestic communications satellites or (B) standards at least equal to those used by Hughes Services or any of its

Affiliates prior to such failure of performance for other transponders on the Satellite or on another similar satellite owned, leased or operated by Hughes Services or any of its Affiliates (if at the time Hughes Services or any Affiliate thereof maintains, manages or monitors satellites similar to the Satellite for similar commercial purposes); (ii) in compliance with all Applicable Laws (other than Applicable Laws as to which noncompliance would not have an Adverse Effect); and (iii) in accordance with all applicable requirements of any insurance policy then in effect that is required by Section 9 hereof. The foregoing notwithstanding, if, with respect to any Transponder, Contractor or Substitute Service Provider is unable temporarily to perform its maintenance obligations under the Service Agreement or any Substitute Service Agreement due to any Force Majeure Event, then, provided such temporary failure to perform does not cause a permanent material diminution in the value of such Transponder and is capable of cure before any such permanent diminution in value would result, such failure shall not constitute a breach of Lessee's obligations under this Lease.

     Without limiting the generality of the foregoing, at any time during the Lease Term, if the Service Agreement shall not be in effect, Lessee will arrange for Lessor to enter into and Lessee will keep in full force and effect for the remainder of the Lease Term an agreement for the provision of services (the "Substitute Service Agreement") comparable to those to be provided by Hughes Services under the Service Agreement at a reasonable cost with a sound and reputable service provider, which may or may not be an Affiliate of Hughes Services (the "Substitute Service Provider"), and which such provider shall be reasonably acceptable to Lessor. If Lessor enters into a Substitute Service Agreement, it will assign its rights under such agreement to Lessee during the Lease Term on the terms and conditions contained in Section 5(b)(ii).

     (c) Compliance with Law. During the Lease Term with respect to any
         -------------------
Transponder, Lessee or Contractor shall have and maintain all permits, licenses and approvals required by the FCC or under any Applicable Law to operate the Satellite and such Transponder and shall satisfy the requirements of the FCC and any statute, regulation or order applicable to operators, users or lessees of such Transponder; provided, however, that Lessee shall not be deemed to have
                  --------  -------
breached the foregoing covenant unless such non-maintenance or non-satisfaction would have an Adverse Effect. To the extent permitted by law, Lessee or any Affiliate thereof shall prepare and file in timely fashion, or, where Lessor, Owner Participant or Indenture Trustee shall be required so to file, prepare and deliver to such Person within a reasonable time prior to the date for filing, any reports with respect to any Transponder which are required to be filed with any Governmental Body during the Lease Term for such Transponder. Lessor shall notify Lessee promptly after Lessor has Actual Knowledge of any reports or filings required of Lessor by law in connection with its ownership of the Transponders; provided, however, that Lessor shall not incur any liability to
              --------  -------
Lessee for failure so to notify Lessee. If Lessee shall fail to timely prepare, deliver or file any such report solely as a result of the failure of Lessor, Owner Participant or Indenture Trustee timely to provide Lessee with (i) any information required in such report which is in the possession of Lessor, Owner Participant or Indenture Trustee and is not reasonably available to Lessee or
(ii) notice of the requirement of such report if such report is required as to Lessor, Owner Participant or Indenture Trustee for any reason other than such Person's interest in the Transponder or Transponders then subject to this Lease, Lessee shall incur no liability to any such Person failing to provide such information or notice to the extent such liability is incurred by the failure to provide such information or notice (unless Lessee already had Actual Knowledge of such requirement, Lessee fails to request such information from such Person and such failure has an Adverse Effect). Lessor hereby appoints Lessee its attorney-in-fact, to the extent permissible by Applicable Law, to execute such reports in the name of Lessor and to file such reports, and Lessor shall cooperate in furnishing Lessee such information as is available to it which must be included in such reports. Upon demand, Lessee shall reimburse Lessor, Owner Participant or Indenture Trustee on an After-Tax Basis for any reasonable out-of-pocket costs incurred by each such Person, respectively, in connection with the preparation and filing of any such reports. Lessee shall, on a periodic basis, furnish Lessor, Owner Participant or Indenture Trustee with a copy of all reports filed by Lessee on behalf of any such Person pursuant to this Section 7(c).

     (d) Location of Satellite. During the Lease Term, Lessee shall not move (or
         ---------------------
cause or suffer to be moved) or seek to move the Satellite to an orbital location different from 91 degrees West Longitude for the remaining useful commercial life of such Satellite (the "Permanent Orbital Location"); provided,
                                                                      --------
however, that Lessee (i) may, and shall be obligated to, move the Satellite at
-------
any time or times if required to comply with a requirement of the FCC (an "FCC Ordered Move") and (ii) may seek to move, and may move, the Satellite as part of an overall industry process which will increase or decrease the number of, or reallocate the, available orbital locations and which involves a substantial number of satellites being moved in a coordinated manner and which shall not involve movement of the Satellite in excess of 3 degrees longitude from the Permanent Orbital Location. Neither Lessee nor any of its Affiliates shall seek any order or approval from the FCC requiring or allowing the movement of the Satellite other than pursuant to clause (ii) of the proviso to the immediately preceding sentence.

     (e) Substitution of Transponder. Lessee shall have the right, in its
         ---------------------------
discretion, subject to the conditions set forth in this Section 7(e) to substitute (a "Substitution"), from time to time during the Lease Term, for any Transponder leased hereunder another transponder of the same type (including, without limitation, with respect to preemptibility) aboard the Satellite (or aboard Galaxy IV) (a "Replacement Transponder"); provided, however, that the
                                                 --------  -------
maximum aggregate number of Substitutions cannot exceed 50% (rounded downward but not less than one) of the number of Transponders subject to the Lease as of the Execution Date, exclusive of any transponder substituted in connection with the occurrence of an Event of Loss with respect to a Transponder as permitted by
Section 12(b). Upon fulfillment of the conditions specified in this Section 7(e), such Replacement Transponder shall be conveyed by Lessee to Lessor and leased to Lessee hereunder.

     The Substitution of a transponder pursuant to this Section 7(e) (or Section 12(a)) shall be subject to fulfillment of the following conditions precedent on the date of the proposed Substitution at Lessee's sole cost and expense (and, in the case of clauses (iii), (iv), (v), (vi), (vii), (ix), (x) (if applicable),
(xi) and (xiii) to the reasonable satisfaction of Lessor): (i) no Bankruptcy Default or Event of Default shall have occurred and be continuing or will exist immediately following the proposed Substitution; (ii) on the date of such Substitution, the Replacement Transponder (A) shall meet the applicable Transponder Performance Specifications set forth in Appendix D-1 or D-2, as applicable, to the Purchase Agreement, (B) shall have a remaining useful commercial life equal to or greater than the Transponder it is replacing, and
(C) a C-Band transponder shall only be substituted for a C-Band Transponder and a Ku-Band Transponder for a Ku-Band Transponder and a 27 MHz transponder shall not be substituted for a 54 MHz Transponder, and, in each case, such Replacement Transponder shall have the same or greater value, utility and estimated residual value as the Transponder it is replacing (all of (A), (B) and (C) as determined pursuant to the Appraisal Procedure, performed by an appraiser selected by Lessor within ten (10) Business Days of written notice from Lessee of a proposed Substitution (or, in the absence of such selection by Lessor, as selected by the Lessee) from the "Appraiser List" (attached hereto as Item 1 to Exhibit A (a "Selected Appraiser")), which appraisal shall be performed within 30 days of the selection of the Selected Appraiser); (iii) Lessor shall have received a bill of sale substantially in the form of the Bill of Sale conveying title to such Replacement Transponder to Lessor; (iv) if so requested by Lessor, or for so long as the Indenture shall be in effect by Indenture Trustee, Lessee shall have entered into a Lease Supplement covering such Replacement Transponder and, if so requested by Indenture Trustee, Lessor shall have delivered an Indenture Supplement to Indenture Trustee; (v) Lessor shall receive good and marketable title to such Replacement Transponder free and clear of all Liens other than Permitted Liens of the type discussed in clauses
(a) and (b) of the definition thereof; (vi) such Replacement Transponder shall be covered by an assignment and consent instrument similar in form and substance to the Consent and Agreement; (vii) Lessee shall have made arrangements reasonably satisfactory to Lessor for Lessor to enter into the Service Agreement or the Substitute Service Agreement or, if not then in effect, a service agreement reasonably acceptable in form and substance to Lessor with respect to the Replacement Transponder; (viii) Lessee shall have delivered to Lessor a certificate from Lessee's President or Chief Financial Officer, which shall be conclusive on the issue, stating that such Substitution is required for a bona fide business purpose and is not being done primarily to obtain alternative financing on such Transponder; (ix) Lessee shall have delivered to Lessor a certificate from an officer of Lessee that the Substituted Transponder meets the required standards set forth in (A), (B) and (C) of clause (ii), above; (x) in the case of a Replacement Transponder aboard Galaxy IV, Lessee and Lessor shall have entered into a transponder purchase agreement, transponder service agreement and lease agreement covering such Replacement Transponder on terms substantially similar to those contained in the Purchase Agreement, Service Agreement and this Lease, respectively, such agreements modified only to reflect the differences in the orbital location, useful commercial life and other attributes unique to Galaxy IV, the transponders thereon, and then-existing contractual commitments to owners of any such transponders on Galaxy IV, provided that such then-existing contractual commitments are substantially similar to the contractual commitments to owners of transponders on the Satellite (each such agreement to be deemed for all purposes thereafter, a Hughes Agreement or Operative Document, as applicable); (xi) Owner Participant shall have received from Independent Tax Counsel a tax opinion to the effect that the Owner Participant is not incurring additional income tax risk as a result of such Substitution or, in lieu of such tax opinion, and provided there is, in the opinion of Independent Tax Counsel, a reasonable basis for taking the reporting position requested by Lessee, a tax indemnity by Lessee reasonably satisfactory to Owner Participant; and (xii) so long as the Indenture is in effect, the provisions of Sections 9(e) and 15(b) of the Indenture shall have been satisfied; and (xiii) an opinion of counsel delivered to Lessor as to the enforceability of the agreements referred to in clause (x) above, subject to customary exceptions. Lessor shall cause Independent Tax Counsel to determine, within five (5) Business Days of Lessee's written notice to Lessor of Lessee's intent to exercise the foregoing Substitution right, whether it can provide the tax opinion referred to in clause (xi), above. Owners of transponders on the Satellite owning, in the aggregate, two-thirds or more of those transponders on the Satellite owned by Lessor or by Owners pursuant to any Other Purchase Agreement shall have the right at any time to replace one or more of the appraisers on the Appraiser List, or to supplement such list, with one or more different or additional appraisers reasonably satisfactory to Lessee, but in no event shall such list contain more than three appraisers at any time. The Appraiser List shall be maintained exclusively for the purpose described in this
Section 7(e).

     Upon the fulfillment of the foregoing conditions, Lessor will Transfer to Lessee all of Lessor's right, title and interest in and to the Transponder to be replaced as is, where is, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, and will deliver to Lessee such instrument as Lessee shall reasonably request releasing such Transponder from this Lease. Upon such Substitution for all purposes hereof, such Replacement Transponder shall be deemed to be a "Transponder" hereunder.

     If, during the last 540 days of the Basic Term, Lessee shall exercise the foregoing Substitution right, then Lessee shall be deemed to have provided the Preliminary Notice with respect to the Replacement Transponder and Lessee shall thereafter comply with the procedures set forth in Section 18 (the "Substitution Election Requirement"), except that if, at any time prior to the last 570 days of the Basic Term, Lessor shall have given written notice to Lessee negating any such Substitution Election Requirement (the "Cancellation Notice"), then Lessee shall be deemed not to have provided such Preliminary Notice upon exercising such Substitution right and Lessee's purchase and Lease renewal notice rights pursuant to Section 18(a) or 18(d) with respect to such Replacement Transponder shall be deemed reinstated and unaffected hereby. Lessor shall, at any time prior to the last 570 days of the Basic Term, have the right to (i) give written notice rescinding any prior Cancellation Notice, in which case the Substitution Election Requirement shall be automatically reinstated, or (ii) send out a new Cancellation Notice after having rescinded a prior such Cancellation Notice.

     SECTION 8. Termination.
                -----------

     (a) Early Termination.
         -----------------

     (i) Provided that no Lease Rental Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, in the event that Lessee shall in good faith determine that the Transponders, in the aggregate, have become uneconomic, obsolete or surplus to Lessee's requirements (as evidenced by a resolution to such effect adopted by the Board of Directors of HCG), Lessee shall have the option, during the Basic Term (and not during any Renewal Term), upon furnishing a notice to Lessor and Indenture Trustee at least 180 days prior to the effectiveness thereof to terminate this Lease with respect to all, but not less than all, of the Transponders on any Rent Payment Date on or after the fifth anniversary of the In-Service Date (the "Termination Date"). As a condition to any transfer by Lessor of the Transponders or retention by Lessor of the Transponders (each pursuant to this Section 8), any necessary regulatory approvals in connection therewith shall have been obtained (Lessee hereby agreeing to use reasonable best efforts to obtain or to assist Lessor in obtaining such approvals).

     During the period from the giving of such notice of termination for the Transponders until 60 days prior to the Termination Date, Lessee, as non-exclusive agent for Lessor, shall use commercially reasonable efforts to solicit unconditional cash bids from Persons other than Lessee or its Affiliates to purchase such Transponders on the Termination Date, and Lessee shall, during the period from the giving of such notice of termination until 60 days prior to the Termination Date (as set forth in the preceding paragraph), from time to time at the request of Lessor or Indenture Trustee, inform Lessor and Indenture Trustee of the results of its efforts and shall certify to Lessor and Indenture Trustee, at least 60 days prior to the Termination Date, the amount and terms of each such bid which has theretofore been submitted and the name and address of the party submitting such bid. Lessor and Owner Participant shall each have the right to solicit bids or each to make its own bid, provided that any bid by Lessor or Owner Participant shall be submitted to Lessee prior to the disclosure by Lessee to Lessor or Owner Participant of any other bids, but shall be under no duty to solicit bids or to inquire into the efforts of Lessee to obtain bids. Each such bid (a) shall be for payment in full in cash and (b) shall not involve any consideration to be received by Lessee or its Affiliates or be connected, directly or indirectly, with any transaction between the purchaser and the Lessee or its Affiliates, (collectively, a "Bona Fide Bid"). On or prior to the 40th day prior to the Termination Date, Lessee may (provided that Lessee has not previously canceled a proposed termination except for a deemed cancellation as provided in Sections 8(a)(ii) and 8(c) hereto), by notice to Lessor and Indenture Trustee, cancel the proposed termination of this Lease for the Transponders, whereupon this Lease shall continue in full force and effect with respect to the Transponders.

     If Lessee does not cancel such proposed termination as set forth in the last sentence of the preceding paragraph and any Bona Fide Bids are received on or prior to the 60th day before the Termination Date, Lessee's notice of termination shall become irrevocable on the 10th Business Day prior to the Termination Date and Lessor shall on the Termination Date, provided that the conditions of subsection (b) have been fulfilled, sell such Transponders to the bidder which shall have submitted the highest Bona Fide Bid for such Transponders and which has not defaulted on its bid (or to the next successively highest bidders, if any, which shall have submitted Bona Fide Bids, in the case of a default by the prior bidder, provided such sale shall have been consented to by Lessee if the Bona Fide Bid related thereto is for an amount less than the applicable Termination Value for the Transponders) for such Transponders upon receipt in immediately available funds of the amount specified in such bid. Such funds shall be paid either to Indenture Trustee or to Lessor, as required pursuant to the Indenture. All reasonable out-of-pocket costs and expenses incurred by Lessor or Indenture Trustee including, without limitation, attorneys' fees, in connection with any notice of termination, regardless of whether a sale is completed or Lessee withdraws its notice of termination, shall be paid by Lessee on an After-Tax Basis.

     (ii) If no sale of the Transponders shall have occurred in accordance with
Section 8(a)(i) on the Termination Date, or if all bidders having submitted Bona Fide Bids for such Transponders that were for an amount at least equal to Termination Value for the Transponders (or if for less than such Termination Value, the sale to such bidder was consented to by Lessee) have defaulted on such bids, then the Lease shall continue in full force and effect and the termination notice given by Lessee shall be deemed to have been canceled by Lessee. If no sale of the Transponders shall have occurred in accordance with
Section 8(a)(i), as a result of a default by Lessor in its obligation to sell the Transponders in accordance with Section 8(b), then Lessor shall have been deemed to have exercised its election to retain ownership of the Transponders pursuant to Section 8(c) hereof.

     (iii) Notwithstanding anything to the contrary in this Section 8(a), if the bidder to whom the sale would otherwise have taken place shall have defaulted on its bid within the ten (10) Business Day-period ending on the Termination Date, Lessee shall nonetheless make, on the Termination Date, (A) all the payments specified in the first sentence of Section 8(b) (but not the payment called for by the second sentence of Section 8(b)), and (B) payment of Termination Value for the Transponders as of the Termination Date. Promptly thereafter, Lessor shall use its reasonable commercial efforts to sell the Transponders to an unaffiliated third party. Lessor shall retain the net proceeds of any such sale in excess of Termination Value for such Transponders as of the Termination Date and pay to Lessee the net proceeds of such sale up to but not exceeding Termination Value for such Transponders as of the Termination Date within five
(5) Business days of receipt of the proceeds of such sale. Upon payment by Lessee of all the amounts due pursuant to this Section 8(a)(iii), the obligation of Lessee to pay Base Rent with respect to the Transponders and Supplemental Rent, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to the Transponders or as otherwise provided in the Tax Indemnification Agreement with respect to a loss of FSC Benefits, shall terminate, the Transponders shall no longer be subject to this Lease and the Lease Term with respect to the Transponders shall end.

     (b) Termination Payments. As a condition to the obligation of Lessor to
         --------------------
terminate the Lease and to sell the Transponders pursuant to Section 8(a) on the Termination Date therefor, Lessee shall on the Termination Date pay to Lessor the sum of (A) all amounts of Base Rent and Interim Rent for such Transponders due and unpaid prior to such Termination Date and (B) in the event that the Termination Date is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to
Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of any Scheduled Rent with respect to such Transponders designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections
12.07 and 12.08, of the Participation Agreement, as applicable, and due on such Termination Date, and the Rent Differential Amount with respect to such date, if any, and (C) any other Rent then due with respect to such Transponders, including an amount equal to Variable Amount, if any, on the outstanding Notes (excluding Termination Value). In addition, Lessor shall retain the net proceeds of such sale of the Transponders and Lessee shall pay to Lessor the excess, if any, of Termination Value for the Transponders (computed as of the Termination
Date) over such net sales proceeds. Upon payment by Lessee of the amounts due pursuant to this Section 8(b), the obligation of Lessee to pay Base Rent and Supplemental Rent, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to the Transponders or as otherwise provided in the Tax Indemnification Agreement with respect to a loss of FSC Benefits, shall terminate, the Transponders shall no longer be subject to this Lease and the Lease Term with respect to the Transponders shall end.

     (c) Retention of Transponders by Lessor. If Lessee shall elect to terminate
         -----------------------------------
this Lease pursuant to Section 8(a), Lessor may, subject to Lessee's right to cancel the proposed notice of termination, elect to retain rather than sell the Transponders by giving irrevocable notice to Lessee and Indenture Trustee no later than 45 days prior to the Termination Date. If Lessor so elects to retain the Transponders, on the Termination Date (i) Lessor shall pay to Indenture Trustee an amount equal to the unpaid principal amount and accrued interest on the outstanding Notes and (ii) Lessee shall pay to Lessor or the Person entitled thereto as provided in the Operative Documents (A)(i) all Base Rent with respect to the Transponders due prior to the Termination Date and (ii) in the event that the Termination Date is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of any Scheduled Rent with respect to the Transponders designated as an "arrears rent" on Schedule A, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, due on such Termination Date and the Rent Differential Amount with respect to such date, if any, and (B) all other Rent (other than any amounts required to be paid by Lessee pursuant to the second sentence of Section 8(b)) due and owing on or prior to the Termination Date, including an amount equal to Variable Amount, if any, on the outstanding Notes, (iii) this Lease and the obligations of Lessee hereunder shall terminate, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination or as otherwise provided in the Tax Indemnification Agreement with respect to a loss of FSC Benefits, and (iv) Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, such instruments as Lessee shall reasonably request to evidence the termination of this Lease. In the event Owner Participant fails to make funds available to Owner Trustee to enable Lessor to pay the amounts specified in clause (i) of this Section 8(c) or Lessee fails to pay the amounts specified in clause (ii) of such sentence, Lessee shall be deemed to have canceled its notice of termination and the Lease shall continue in full force and effect (and in the case of Lessor's failure to pay the amounts set forth in clause (i), above, Lessee shall have the right to enforce the obligations of Owner Participant as set forth in Section 5.02(j) of the Participation Agreement).

     (d) No Duplication of Rent Differential Amount. In the event that a portion
         ------------------------------------------
of the Scheduled Rent due on any Termination Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Termination Date that is not so designated, a portion of the Rent Differential Amount with respect to such Termination Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Termination Value pursuant to the definition of Termination Value. It is intended that the entire amount of the Rent Differential Amount due on such Termination Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement contained in Section 3(f) (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 9. Insurance.
                ---------

     (a) Non-Discrimination. Lessee shall maintain general liability insurance
         ------------------
and/or life or casualty insurance with respect to the Satellite and the Transponders in such amounts, if any, that Lessee deems prudent and cost-effective but, in any event, Lessee shall maintain such insurance for not less than the amounts, and on terms and conditions no less favorable than the terms and conditions that Lessee and its Affiliates customarily maintain for similar events or occurrences with respect to similar transponders owned for tax or book purposes or leased from third parties by Lessee or any of its Affiliates on similar satellites (the "Hughes Customary Terms", which terms may include deductibles customarily maintained by Lessee or its Affiliates), without reference to any insurance which Lessee or any of its Affiliates is obligated to maintain with respect to those transponders leased by any of Lessee's Affiliates aboard the SBS-6 communications satellite pursuant to those certain Lease Agreements between Satellite Transponder Leasing Corporation and Wilmington Trust Company, each dated December 27, 1991 (the "SBS-6 Exception"); provided,
                                                                     --------
however, that the foregoing shall not require Lessee to maintain life or
-------
casualty insurance for the Transponders in an amount in excess of Stipulated Loss Value for such Transponders.

     (b) Requirement to Obtain and Maintain Life or Casualty Insurance. During
         -------------------------------------------------------------
the Lease Term with respect to any Transponder, if at any time both of the Moody's Credit Rating and the Standard & Poor's Credit Rating of Guarantor fall below Investment Grade, then, within thirty (30) days following the date that Lessee shall have Actual Knowledge that the foregoing condition exists, Lessee shall obtain and maintain, for the period that such condition continues to exist, life or casualty insurance with respect to the Transponders, on the Hughes Customary Terms, in an amount, if any, equal to Stipulated Loss Value for the Transponders from time to time, without deductible amounts.

     (c) Letter of Credit. If at any time during the Lease Term, Lessee is
         ----------------
required to carry insurance against loss of or damage to the Transponders, Lessee may, in lieu of or in combination with carrying such insurance, provide a letter of credit reasonably acceptable to Lessor from an Eligible Bank which, in combination with any insurance carried by Lessee, shall be in an amount corresponding to the Stipulated Loss Value for the Transponders from time to time less any deductible permitted pursuant to Section 9(a), if applicable.

     (d) Additional Insureds. All insurance policies, if any, carried in
         -------------------
accordance with this Article 9 and all policies taken out in substitution or replacement for any such policies (i) shall name Lessor (in its individual capacity and as Owner Trustee), Owner Participant, and (so long as the Indenture shall be in effect) Indenture Trustee, as additional insureds, as their respective interests may appear (but without imposing upon any such parties any obligation imposed upon the insured, including without limitation, the liability to pay the premium for such policies) and in the case of life or casualty insurance pursuant to Section 9(b), Indenture Trustee (so long as the Indenture shall be in effect) and Lessor shall be named as "loss payees", as their interests may appear; (ii) shall provide that any loss (other than a loss under general liability insurance) shall be adjusted by the Lessee with the insurance carriers and be payable to Lessor (or, so long as the Indenture shall be in effect, the Indenture Trustee), for application as provided in Section 12 hereof or Section 5.4 of the Indenture; and (iii) shall provide that if such insurance is changed in any material adverse respect in relation to the interests of Lessor or Owner Participant (and for so long as the Indenture shall be in effect, Indenture Trustee), or if such insurance is allowed to lapse for non-payment of premium, or is invalidated by any action or inaction of Lessee or any other Person (other than action or inaction by Lessor, Owner Participant or Indenture Trustee, as the case may be), such change, lapse or invalidation shall not be effective as to Lessor, Owner Participant and (so long as the Indenture shall be in effect) Indenture Trustee for at least 30 days after receipt by Lessor, Owner Participant and (so long as the Indenture shall be in effect) Indenture Trustee of written notice from such insurers, their agents or Lessee of such lapse. Each insurance policy provided under this Section 9 shall be primary without right of contribution from any other insurance which is carried by Lessor, Owner Participant or Indenture Trustee with respect to their respective interests as such in the Transponders.

     (e) Separate Insurance. Nothing contained in this Lease shall prevent
         ------------------
Lessor, Owner Participant, Indenture Trustee or Lessee, each at its own expense and for its exclusive benefit, from carrying excess life or casualty insurance covering the Transponders in addition to the life or casualty insurance, if any, carried by Lessee under Section 9(b) (any such additional life or casualty insurance being herein called "Additional Insurance"); provided, however, that
                                                       --------  -------
Lessee shall not be entitled to obtain any such Additional Insurance for the Transponders unless Lessee shall then maintain life or casualty insurance for such Transponders if then required pursuant to Section 9(b) in an amount at least equal to the Stipulated Loss Value for such Transponders from time to time set forth in Schedule B corresponding to such date. If there shall be any limitation with respect to the amount of Additional Insurance that Lessor, Owner Participant, Indenture Trustee or Lessee may obtain, whether as a result of market capacity or otherwise, then each such party shall have the right to purchase an amount of Additional Insurance for the Transponders as its interests may then appear. Prior to obtaining any Additional Insurance, Lessor, Owner Participant or Indenture Trustee shall provide Lessee with reasonable notice of the Additional Insurance (including the proposed terms thereof) intended to be obtained by it, including evidence satisfactory to Lessee that such proposed terms shall be consistent with the terms of such insurance as may be carried by Lessee under this Article 9.

     SECTION 10. Redelivery.
                 ----------

     (a) Redelivery Terms. At the expiration or earlier termination of the Lease
         ----------------
Term with respect to any Transponder, if Lessee does not renew this Lease with respect to such Transponder and does not purchase such Transponder, Lessee shall at Lessee's cost and expense redeliver such Transponder to Lessor in the condition required by Section 7 hereof including, without limitation, in the location permitted by Section 7(d) hereof and, in connection with such Redelivery Lessee shall supply Lessor with the name, last known address and telephone number of the most recent Sublessee or other User (other than Users under Occasional Use Service Contracts) with respect to such Transponder. In the event of any Redelivery of any Transponder, Lessee shall execute and deliver to Lessor an instrument substantially in the form of Exhibit B to this Lease that shall constitute evidence of surrender by Lessee of all of Lessee's rights to such Transponder under this Lease and the Hughes Agreements applicable thereto; provided, however, that Lessee's Redelivery of any Transponder hereunder shall
--------  -------
not by itself
affect the validity and effectiveness of the Purchase Agreement, Service Agreement or any Substitute Service Agreement relating to such Transponder, as applicable. At the time of any Redelivery, such Transponder shall be free and clear of all Liens (other than Permitted Liens described in clause (a) or (b) of the definition thereof, excluding Lessor Liens and Indenture Trustee Liens) and free and clear of any right of any Person to use or access such Transponder other than Lessor or Owner Participant unless Owner Participant shall consent to a request by Lessee to recognize any right of any Person to use or access such Transponder other than Lessor and Owner Participant; and Lessee shall be in compliance with Sections 7(b) and (c).

          (b)  Decreased Value.  If, at the end of the Basic Term, Lessee shall
               ---------------
return to Lessor any Transponder, and the estimated fuel remaining on the Satellite at the Redelivery date (as reasonably determined by Lessee using standard industry procedures) as indicated in an Officer's Certificate delivered by Lessee to Lessor on such date is less than 50% of the amount of fuel originally estimated by the Appraiser in the In-Service Date Appraisal as necessary for the residual value of the Satellite to be as set forth in the In-Service Date Appraisal (the "In-Service Date Projection"), then Lessee shall pay to Lessor an amount (the "Decreased Value") equal to the excess of (1) the estimated Fair Market Sales Value of such Transponder as of such Redelivery date, based on the assumption that such Transponder had a remaining useful commercial life equal to 50% of the In-Service Date Projection over (2) the Fair Market Sales Value of such Transponder caused by such lower amount of fuel, determined as of the Redelivery date (the "Decreased Value Payment"). Lessee shall pay to Lessor the Decreased Value Payment upon the later of the Redelivery date or five (5) days after the Decreased Value of such Transponder is determined in accordance with the Appraisal Procedure (which procedure shall commence not later than 120 days prior to Redelivery if the existence of a condition requiring a payment of Decreased Value is ascertainable at such time or as soon thereafter as is reasonably possible if it not so ascertainable).

          (c)  Priority List.  If at the end of the Lease Term, Lessee shall
               -------------
return to Lessor any Transponder and such Transponder shall have a priority lower than the priority therefor established on the Closing Date, then Lessor shall (i) have the right to seek equitable remedies, including specific performance, to require Lessee or Seller to reinstate such Transponder to the Closing Date priority level, or (ii) be entitled only to receive from Lessee an amount equal to the difference between (A) the Fair Market Sales Value of such Transponder on the Redelivery date and (B) the estimated Fair Market Sales Value of such Transponder on the Redelivery date based on the assumption that such Transponder had the priority it had on the Closing Date. The foregoing market values shall be determined pursuant to the Appraisal Procedure.

     SECTION 11.  Cooperation.
                  -----------

          (a)  Lessor's Efforts to Sell or Lease.  Lessee agrees that during
               ---------------------------------
the last 540 days of the Basic Term or any Renewal Term applicable to any Transponder (unless Lessee has provided Lessor with the Preliminary Notice stating that it will renew the Lease or purchase such Transponder pursuant to
Section 18 or 19, respectively, and in such case no Bankruptcy Default or Event of Default shall have occurred and be continuing), it will cooperate in all reasonable respects with efforts of Lessor to lease or sell such Transponder, including aiding potential lessees or purchasers by providing all data relating to maintenance and performance for inspection which Owner under the Service Agreement and Buyer under the Purchase Agreement are entitled to receive or inspect subject to any confidentiality requirement set forth in such agreements. Further, Lessee shall notify existing users of such Transponder of the end of the Lease Term and use reasonable best efforts to assist Lessor in obtaining any necessary regulatory approvals to operate, lease or sell such Transponder, at Lessor's reasonable cost and expense, on an After-Tax Basis to Lessee. In addition, Lessee shall furnish to Lessor such information as it supplies to potential lessees or purchasers of transponders that it owns or leases on the Satellite or other similar satellites.

          (b)  Value and Useful Life Determinations.  Lessee shall provide
               ------------------------------------
Lessor at any time with information which, in the reasonable opinion of Lessor, is necessary or material for Lessor to negotiate and reach an agreement for any determination of Fair Market Sales Value, Fair Market Rental Value and estimated remaining useful commercial life; provided, however, that Lessee shall not be
                                  --------  -------
required to disclose confidential information unrelated to the performance or maintenance of the Transponders.

     SECTION 12.  Loss, Destruction, Condemnation or Damage.
                  -----------------------------------------

          (a)  Payment of Stipulated Loss Value.  If with respect to any
               --------------------------------
Transponder an Event of Loss occurs, then Lessee shall forthwith (and, in any event, within seven (7) days of such occurrence) give Lessor and Indenture Trustee notice of such Event of Loss (the "Casualty Notice"), which notice shall include, if applicable, Lessee's election to provide a Replacement Transponder in accordance with the last sentence of this paragraph and shall also state whether the proviso to this sentence shall be applicable by reason of Lessee's having in force insurance against loss or damage to the Transponders, pursuant to Section 9 or voluntarily, and on the Casualty Payment Date first occurring not less than 30 days after the date of such notice, Lessee shall pay to Lessor an amount equal to the sum of (x) the Stipulated Loss Value for the Transponder due on such Casualty Payment Date and (y) the sum of (A) all amounts of Interim Rent and Base Rent with respect to such Transponder due and unpaid prior to such Casualty Payment Date, and (B) (i) at any time during the Interim Term or the Basic Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to such Section 12.05 or 12.06, subject to Sections
12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of Scheduled Rent with respect to such Transponder designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to such Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, and due on such Casualty Payment Date and the Rent Differential Amount with respect to such date, if any, or (ii) at any time during a Renewal Term any Base Rent due on such Casualty Payment Date and
(C) any other Rent (including, without limitation, an amount equal to Variable Amount) with respect to such Transponder due and unpaid as of such Casualty Payment Date (including an amount equal to Break Funding Cost, if any); provided, however, that if, with respect to such Transponder, Lessee shall have
--------  -------
in force insurance against loss or damage to the Transponders, pursuant to
Section 9 or voluntarily, then subject to the provisions of Section 12(b), Lessee shall pay to Lessor in immediately available funds on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice, the amount specified in clause (x) of this Section less the amount of such insurance with respect to such Transponder and, within ten (10) days after receipt of any such insurance proceeds (but in no event later than 120 days after the date of such Casualty Notice) the amount specified in clause
(x) of this Section to the extent not previously paid, and to the extent of any such payment to be made from such insurance proceeds or otherwise after the Casualty Payment Date referred to above, Lessee shall pay interest from such Casualty Payment Date on such amount to but excluding the date of payment at the Applicable Rate borne by each Series of Notes then outstanding as to which the insurance proceeds shall be applied, and otherwise at the Prime Rate; provided,
                                                                      --------
further that, in the case of an Event of Loss of the type described in clause
-------
(f) of the definition thereof, the amount due on the applicable Casualty Payment Date in accordance with clause (x) of this Section 12(a) shall be the higher of Stipulated Loss Value and the Fair Market Sales Value for the Transponder (determined pursuant to the Appraisal Procedure based on the assumption that the Satellite had not been removed from orbit) on such Casualty Payment Date. In lieu of making the foregoing payment, and so long as, but only so long as, no Bankruptcy Default or Event of Default has occurred and is continuing, Lessee may, at its option, notify Lessor and Indenture Trustee of its intent to, and thereafter provide Lessor (on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice) with a Replacement Transponder, in accordance with, and subject to, the provisions and the conditions in Section 7(e).

          Upon payment in full of all amounts due or the provision of a Replacement Transponder pursuant to the preceding paragraph, Lessor (as seller) shall transfer the Transponder suffering such Event of Loss to Lessee, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, the obligation of Lessee to pay Interim Rent and Base Rent with respect to such Transponder shall terminate, but shall continue as to any Replacement Transponder, such Transponder shall no longer be subject to this Lease and the Lease Term with respect to such Transponder shall end, but shall apply to any Replacement Transponder.

          (b)  Application of Payments upon an Event of Loss.  Subject to the
               ---------------------------------------------
provisions of Section 12(d), and notwithstanding any rights of Lessor as owner of the Transponders, any payments received at any time by Lessor from any Governmental Body or other Person as a result of the occurrence of an Event of Loss with respect to a Transponder (including proceeds with respect to such Transponder from insurance, if any, but excluding proceeds from Additional Insurance with respect to such Transponder carried by Lessor, Owner Participant or Indenture Trustee) shall be applied as follows:

               (i) so much of such payments as shall not exceed the amount of Stipulated Loss Value, if any, required to be paid with respect to such Transponder by Lessee pursuant to Section 12(a) shall be applied in reduction of Lessee's obligation to pay such amount with respect to such Transponder if not already paid by Lessee, or, if already paid with respect to such Transponder by Lessee, shall be applied to reimburse Lessee for its payment of such amounts, or if Lessee shall have provided Lessor with a Replacement Transponder pursuant to Section 12(a), shall be paid to Lessee upon conveyance of such Replacement Transponder to Lessor; and

               (ii) the excess, if any, of such payments with respect to such Transponder remaining thereafter shall be allocated between Lessor and Lessee as their respective interests may appear (except to the extent reflecting proceeds of insurance (other than additional insurance maintained by Owner Participant, Owner Trustee or Indenture Trustee), which shall be paid to and retained by Lessee).

          (c)  Application of Payments Not Relating to an Event of Loss.  In
               --------------------------------------------------------
the event of any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any portion of any Transponder not constituting an Event of Loss, Lessee shall promptly notify Lessor and Indenture Trustee and all of Lessee's obligations under this Lease with respect to such Transponder shall continue to the same extent as if such event had not occurred. Subject to the provisions of Section 12(d), and notwithstanding any implicit or express rights of Lessor as owner of such Transponder, payments received at any time by Lessor or Lessee from any insurer under insurance carried by Lessee from any Governmental Body or from any other Person with respect to any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any Transponder or any part thereof not constituting an Event of Loss shall be paid to Lessor or Lessee, as their interests may appear.

          (d)  Applications During Default.  Any amount which may become
               ---------------------------
payable to Lessee pursuant to this Lease arising out of any insurance, warranty, governmental award or otherwise shall not be paid to Lessee, or if it shall have been paid to Lessee shall not be retained by Lessee, but shall be paid to Lessor or Indenture Trustee, as the case may be, if at the time of such payment a Payment Default, Bankruptcy Default or an Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor or, to the extent required by the Indenture, Indenture Trustee, in trust as security for the obligations of Lessee, Seller, Contractor or Guarantor to make payments under this Lease and any other Operative Document or Hughes Agreement or to pay Rent hereunder or, at the option of such holder, applied by such holder toward payment of any such obligations of Lessee, Seller, Guarantor or Contractor at the time due hereunder or under such other Operative Document or Hughes Agreement. At such time as there shall not be continuing a Payment Default, Bankruptcy Default or an Event of Default all such amounts at the time held by Lessor or Indenture Trustee, as the case may be, in excess of the amount, if any, which Lessor or Indenture Trustee, as the case may be, shall have elected to apply as above provided shall be paid to Lessee, Seller or Contractor, as appropriate.

          (e)  No Duplication of Rent Differential Amount.  In the event that a
               ------------------------------------------
portion of the Scheduled Rent due on any Casualty Payment Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Casualty Payment Date that is not so designated, a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement contained in Section 3(f) (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 13. Merger, Consolidation.
                 ---------------------

          Lessee shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

               (i) the successor entity formed by such consolidation or into which it is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia which has a substantial part of its properties and assets located within, and operates substantially within, the United States of America, and which is qualified under the requirements of the FCC and any applicable statute, regulation or order to assume Lessee's obligations with respect to the Satellite and/or Transponders then subject to this Lease;

               (ii) such successor corporation shall expressly assume in writing by instrument or instruments enforceable against it reasonably satisfactory in form and substance to Lessor and Owner Participant the due and punctual payment, performance and observance of all obligations of Lessee under this Lease and any other Operative Document or Hughes Agreement to which Lessee is a party in any capacity, with the same effect as if such corporation had originally been named Lessee herein or had been a party thereto;

               (iii) immediately after giving effect to such transaction, no Bankruptcy Default or Event of Default shall exist and the Guarantee Agreement (or any successor agreement) shall be in full force and effect; and

               (iv) Lessee shall have delivered to Lessor, Owner Participant and Indenture Trustee an opinion of counsel in scope and substance reasonably satisfactory to each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by clause (ii) above comply with this Section 13.

          Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety in accordance with this Section 13, the successor corporation formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Operative Documents to which Lessee is a party in any capacity with the same effect as if such successor corporation had been named Lessee herein and therein. No such conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 13 from its liability hereunder or under the other Operative Documents or Hughes Agreement to which Lessee is a party in any capacity.

     SECTION 14.  Reports.
                  -------

          (a)  Condition and Operation.  Lessor, Owner Participant and
               -----------------------
Indenture Trustee shall have the right to obtain and, following any such request by any of them, Lessee shall provide or request to be provided, information regarding the condition and state of repair of any Transponder then subject to this Lease, compliance by Lessee with Sections 7 and 9 and performance of Seller and Contractor under the Hughes Agreements (it being understood that information with respect to the performance of Seller and Contractor shall be limited to that made available pursuant to the Hughes Agreements), and the absence of any Default or Event of Default or Event of Loss, or event which with the passage of time or giving of notice or both would become an Event of Loss. Indenture Trustee shall neither have any duty to make any inquiry nor incur any liability obligation by reason of not making any such inquiry.

          (b)  Liens.  Lessee shall promptly (and in no event later than five
               -----
(5) Business Days) notify Lessor and Indenture Trustee after having obtained Actual Knowledge of the attachment of any Lien which Lessee shall be obligated to discharge or eliminate pursuant to Section 6 unless the same shall already have been removed or discharged by Lessee.

     SECTION 15.  Events of Default.
                  -----------------

          Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Body or otherwise):

          (a) Lessee shall fail to make any payment of Interim Rent, Base Rent, Supplemental Rent pursuant to Section 3(b)(i)(A), Section 3(c)(ii) or Section 3(c)(iv), Termination Value, Stipulated Loss Value or EBO Amount when due and such failure shall continue ten (10) Business Days; or

          (b) Lessee shall fail to make any other payment of Rent when due and such failure shall continue ten (10) Business Days after written notice thereof by Lessor (or Indenture Trustee); or

          (c)  Other than with respect to any covenant of Lessee set forth in
Section 15.02(b) of the Participation Agreement, Lessee shall fail to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under this Lease (other than Section 6(d) or 9(b)), or Guarantor shall fail to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under the Participation Agreement or the Guarantee Agreement or Lessee, Seller, Contractor or HCG shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it under any of the other Operative Documents or Hughes Agreements to which it is a party (other than any such covenant, condition or agreement under the Tax Indemnification Agreement not related to the payment of money thereunder, provided that the
                                                          --------
declaration of an Event of Default hereunder with respect to any such covenant, condition or agreement shall be only upon the instructions of the Owner Participant) and, in each such case, such failure shall have continued for ninety (90) days after Lessee's receipt of written notice thereof from Lessor or Indenture Trustee; provided, however, that if such failure is capable of cure
                   --------  -------
but cannot be cured by payment of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional 90 days; and provided, further however, that if Lessee shall fail to
                        --------  ------- -------
observe the covenant set forth in Section 5.01(p) of the Participation Agreement, then, notwithstanding anything to the contrary in this Section 15(c), such failure shall constitute an immediate Event of Default, without the requirement of any lapse of time or notice thereof; or

          (d) Any representation or warranty made by Lessee, Seller, HCG or Contractor in any of the Operative Documents or Hughes Agreements to which it is a party or in any written statement, report, schedule, notice or other writing furnished by Lessee, Seller, HCG or Contractor in connection therewith (other than any representation or warranty under the Tax Indemnification Agreement) shall prove to have been inaccurate in any material respect at the time made; provided, however, that if the representation or warranty was originally made
--------  -------
in good faith, an Event of Default shall not be deemed to exist unless the inaccuracy materially adversely affects Lessor, Owner Participant or Indenture Trustee and if capable of being cured, remains uncured for a period of ninety
(90) days after receipt by Lessee of written notice from Lessor or Indenture Trustee of such inaccuracy; provided, however, that if such Default cannot be
                            --------  -------
cured by payment of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional 90 days; or

          (e) The Guarantee Agreement shall cease to be valid and binding or in full force or effect; or

          (f) Lessee or Guarantor shall consent to the appointment of, or taking of possession by, a receiver, trustee, custodian or liquidator of itself or of a substantial part of its property, or shall fail to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors; or

          (g) Lessee or Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against such Person in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

          (h) A receiver, trustee, liquidator or custodian of Lessee or Guarantor for a substantial part of its property shall be appointed by court order, or any substantial part of its property shall be sequestered by court order, or a petition shall be filed, or an involuntary case or other proceeding commenced, against Lessee or Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such order shall remain in effect for more than ninety (90) days, or such petition, case or proceeding shall not be dismissed within ninety (90) days after filing; or

          (i) Lessee shall fail to obtain any insurance required to be obtained pursuant to and within the time period set forth in Section 9(b) and such failure shall have continued for 30 days, or if such insurance required pursuant to Section 9(b) shall lapse and Lessee shall fail to renew or replace such insurance with the required insurance within 30 days from the date of such lapse and such failure shall continue for 30 days thereafter.

     SECTION 16.  Remedies.  Upon the occurrence of any Event of Default and at
                  --------
any time thereafter so long as the same shall be continuing, Lessor may at its option declare this Lease to be in default, and at any time thereafter Lessor may do any of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

          (I) Proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee or Guarantor of the applicable covenants of this Lease or the Guarantee Agreement or to recover damages for the breach thereof; or

          (II) By notice in writing terminate this Lease, whereupon all rights of Lessee to the use of the Transponders or to purchase the Transponders (whether or not Lessee shall have theretofore made the EBO Prepayment) shall absolutely cease and terminate but Lessee shall remain liable as hereinafter provided;

               (a) Lessor, by notice to Lessee specifying a payment date not later than 180 days from the date of such notice, may require Lessee to pay to Lessor, and Lessee hereby agrees that it will pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, and in lieu of any further payments of Interim Rent or Base Rent hereunder, an amount (reduced by any amounts previously paid by Lessee pursuant to Section 16(II)(c)) equal to the sum of (x) all unpaid Interim Rent or Base Rent payable or which would have been payable before the Casualty Payment Date next succeeding the date of payment specified in such notice and (y)(A) at any time during the Interim Term or the Basic Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of Scheduled Rent designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, and due on such Casualty Payment Date with respect to the Transponders and the Rent Differential Amount, if any, or (B) at any time during a Renewal Term, any Base Rent due on such Casualty Payment Date and (z) an amount equal to the excess (the "SLV Excess"), if any, of Stipulated Loss Value for the Transponders over either the EBO Amount (if Lessee shall have contemporaneously or previously made the EBO Prepayment) or zero (if Lessee shall not have contemporaneously or previously made the EBO Prepayment), which SLV Excess shall be calculated as of such Casualty Payment Date next succeeding the date of payment specified in such notice (unless such payment date occurs on a Casualty Payment Date, in which case such SLV Excess and such unpaid Interim Rent and Base Rent shall be computed as of such Casualty Payment
     Date), together with interest, if any, at the Applicable Overdue Rate on the amount of such Interim Rent and Base Rent and SLV Excess from the date as of which such SLV Excess is computed until the date of actual payment; and upon such payment of liquidated damages and all other Rent then due and payable by Lessee hereunder, Lessor shall transfer the Transponders (without any representation, recourse or warranty whatsoever, other than the absence of Lessor Liens or Owner Participant Liens) to Lessee and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request, and Lessee shall indemnify Lessor on an After-Tax Basis for Lessor's reasonable expenses incurred in connection with such transfer.

               (b) Lessor or its agent may sell the Transponders at public or private sale, as Lessor may determine, or otherwise may dispose of, hold, use, operate, keep idle, lease (whether for a period greater or less than the balance of what would have been the Basic Term or any Renewal Term, as the case may be) to others the Transponders, all on such terms and conditions and at such place or places as Lessor may determine and all free and clear of any rights of Lessee and of any claim of Lessee, in equity, at law or by statute (including, without limitation, any right or claim of Lessee that shall arise or shall have arisen in connection with Lessee's making or having made the EBO Prepayment), whether for loss or damage or otherwise and Lessee shall use its best efforts to obtain or assist Lessor in obtaining, any necessary regulatory approvals for Lessor to take any action pursuant to this Section 16(II)(b); provided, however, that (i) if
                                                --------  -------
     Lessor or its agent shall sell any Transponders, Lessee's obligation to pay Interim Rent and Base Rent with respect to any such Transponder sold hereunder for any period after the date of such sale shall terminate and such Transponder shall cease to be subject to this Lease from and after the date of such sale, and (ii) Lessee's obligation to pay Interim Rent and Base Rent for any period after Lessee shall have been deprived of control of the Transponder pursuant to clause (i) of this Section 16(II)(b) shall be reduced by the net proceeds, if any, received by Lessor from leasing the Transponder to, or otherwise permitting its use by, any Person other than Lessee fairly attributable to all or any portion of such period. In the event Lessor shall have sold any Transponder pursuant to this Section 16(II)(b) (and prior thereto shall not have exercised its rights under
     Section 16(II)(c) hereof), Lessor may demand that Lessee pay Lessor and Lessee shall pay to Lessor, as liquidated damages for the loss of a bargain and not as a penalty, in lieu of all Interim Rent or Base Rent due after the date on which such sale occurs, an amount equal to the sum of (i) all unpaid Interim Rent and Base Rent payable or which would have been payable on or before the Casualty Payment Date next succeeding the date on which the sale occurs (unless such sale occurs on a Casualty Payment Date, in which case Interim Rent or Base Rent shall be computed as of such Casualty Payment Date) plus (ii) the amount, if any, by which the Stipulated Loss Value for such Transponder, computed as of the Casualty Payment Date immediately following the date on which such sale occurs (unless such sale occurs on a Casualty Payment Date, in which case as of such Casualty Payment Date), exceeds the net proceeds of such sale (together with interest, if any, at the Overdue Rate on the amount of such Interim Rent and Base Rent and excess from the Casualty Payment Date as of which such Stipulated Loss Value is computed until the date of actual payment); provided, however, that in the event
                                        --------  -------
     that Lessee shall have theretofore made the EBO Prepayment, Lessor shall pay to Lessee an amount equal to the EBO Amount less such excess.

               (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Section 16(II)(b) hereof (other than a sale under Section 16(II)(b) hereof), Lessor may, at any time prior to the time that any Transponder shall have been sold or leased by Lessor pursuant to Sections 16(II)(a) or 16(II)(b) hereof, by written notice to Lessee requesting that the Fair Market Sales Value or Fair Market Rental Value of such Transponder be determined, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the first Casualty Payment Date occurring at least ten (10) days after the determination of such Fair Market Sales Value or Fair Market Rental Value, as the case may be, each determined on an as is, where is basis, as the case may be, as liquidated damages for loss of a bargain and not as a penalty (in lieu of all payments of Interim Rent and Base Rent with respect to such Transponder becoming due for periods after the payment date), an amount equal to the sum of (i) all unpaid Interim Rent and Base Rent due before such Casualty Payment Date and (ii)(A) at any time during the Interim Term or the Basic Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections
     12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of Scheduled Rent designated as an "arrears rent" in Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, due on such Casualty Payment Date with respect to such Transponder and the Rent Differential Amount, if any, or (B) at any time during a Renewal Term, any Base Rent due on such Casualty Payment Date, and (iii) whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Applicable Overdue Rate from the scheduled payment date to the date of actual payment): (x) an amount equal to the excess, if any, of the Stipulated Loss Value, computed as of such Casualty Payment Date, over the Fair Market Rental Value for such Transponder, valued on an as is, where is basis for the remainder of the Interim Term and the Basic Term or the remainder of the Renewal Term, as the case may be, after discounting such Fair Market Rental Value semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate; (y) an amount equal to the excess, if any, of such Stipulated Loss Value as of such Casualty Payment Date over the Fair Market Sales Value of such Transponder valued on an as is, where is basis or (z) an amount equal to the excess, if any, of (A) the present value computed as of such Casualty Payment Date of all installments of Scheduled Rent for the remainder of the Interim Term and Basic Term or Base Rent for the remainder of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate over (B) the present value, computed as of such Casualty Payment Date, of the Fair Market Rental Value of the Transponder for the remainder of the Interim Term and the Basic Term or of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Applicable Overdue Rate; provided, however, that, in the event that
                              --------  -------
     Lessee shall have theretofore made the EBO Prepayment, Lessor shall pay to Lessee an amount equal to the EBO Amount less the applicable excess, if any, referred to in clause (x), (y) or (z) above.

               (d) For all purposes of this Section 16, in the event that a portion of the Scheduled Rent due on any Casualty Payment Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Casualty Payment Date that is not so designated, a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

All determinations of Fair Market Sales Value and Fair Market Rental Value pursuant to this Section 16 shall be determined pursuant to the Appraisal Procedure. No termination of this Lease, in whole or in part, or exercise of any remedy under this Section 16 shall, except as specifically provided herein, relieve Lessee of any of its liabilities and obligations hereunder, all of which shall survive such termination, repossession or exercise of remedy. In addition, Lessee shall be liable for any and all unpaid Supplemental Rent (including an amount equal to Variable Amount) due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses reasonably incurred by Lessor, Owner Participant or Indenture Trustee by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. At any sale of the Transponders or any part thereof pursuant to this Section 16, Lessor, Owner Participant or Indenture Trustee may bid for and purchase such property.

          Notwithstanding any provision in this Lease or any other Operative Document, Lessee shall not cease to have the legal right to access any of the Transponders unless and until Lessor shall give Lessee and Seller, at the time when a notice of termination is given under the first sentence of clause (II) above, 24 hours notice expressly demanding that Lessee surrender such right.

          To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise specifically provided for in this Lease, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          Except to the extent provided for by the express terms of this Lease, each of Lessor and Indenture Trustee and any Person claiming through either of them, waives and agrees not to claim any amount under this Section 16 or otherwise under this Lease in respect of incidental or consequential damages incurred by it.

          To the extent permitted by Applicable Laws, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor, its successors or assigns to mitigate its damages in any particular manner or that may otherwise limit or modify any of the rights or remedies of Lessor under this Section 16, but nothing contained herein shall eliminate Lessor's obligation to mitigate its damages as may be required by Applicable Law.

     SECTION 17. Right to Perform for Lessee.
                 ---------------------------

          (a)    Right to Cure. If Lessee shall fail to make any payment of Rent
                 -------------
to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in the Hughes Agreements relating to any of the Transponders, Lessor or Owner Participant may (but shall not have any duty to do so) itself make such payment or perform or comply with such agreement; provided that nothing contained in this Section 17(a) shall be deemed to expand in any way the rights of Lessor or Owner Participant under Section 16.1 of the Indenture. The amount of any such payment and the amount of the reasonable expenses of Lessor and Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

          (b)    Lessor is Lessee's Agent and Attorney. Without in any way
                 -------------------------------------
limiting the obligations of Lessee or Lessor hereunder, Lessee hereby irrevocably appoints Lessor as its agent and attorney-in-fact hereunder, with full power and authority at any time at which Lessee is obligated to deliver any Transponder to Lessor, to demand and take such Transponder in the name and on behalf of Lessee from whosoever shall be at the time in control thereof.

     SECTION 18. Renewal.
                 -------

          (a)    Notice of Renewal or Purchase. Except as otherwise specifically
                 -----------------------------
provided in Section 18(d), not more than 720 nor less than 540 days prior to the expiration of the Basic Term or the First Renewal Term, as the case may be, but in no event before Lessee shall have received the Subsequent Appraisal (provided Lessee ordered it as provided in Section 20(c), below) (the "Preliminary Notice Expiration Date"), Lessee shall give Lessor notice (the "Preliminary Notice") of Lessee's irrevocable intention either to (i) purchase pursuant to Section 19(a)(i), or renew the Lease pursuant to Section 18(b) in respect of, any Selected Transponder(s); or (ii) purchase pursuant to Section 19(a)(i), or renew the Lease pursuant to Section 18(b) in respect of, all but not less than all of the Transponders.

          If, during the Basic Term, Lessee timely provides the Preliminary Notice, then not later than 270 days prior to the expiration of the Basic Term, Lessor shall provide Lessee with written notice specifying whether Lessee's renewal right under Section 18(b) with respect to any such Transponder shall be for (A) the Single Renewal Term or (B) two Renewal Terms (i.e., a First Renewal Term and a Second Renewal Term) (the "Renewal Term Notice"), provided that if such Renewal Term Notice is not timely given by Lessor, then such notice shall be deemed to have been given by Lessor and to have specified two Renewal Terms.

          If Lessee timely provides the Preliminary Notice under clause (i) of the first paragraph of Section 18(a), then Lessee shall also, concurrently therewith, deliver to Lessor a certificate from the chief executive, chief financial or chief operating officer of Lessee stating that:

               (1) the Transponder as to which such Preliminary Notice has been given is the subject of a Use Agreement or Existing Lease which, by its terms, may be extended by the User or Sublessee beyond the Lease Term (the "Extension Right"); and

               (2) such right of the User or Sublessee has either been exercised, or is presently in effect and has not been waived by such User or Sublessee; and

               (3) the Extension Right was not given to such User or Sublessee for the primary purpose of enabling the Lessee to meet the conditions necessary to have the Transponder treated as a Selected Transponder.

          If Lessee gives the Preliminary Notice, then (except as provided in Section 18(d)) not less than (180) days before the expiration of the Basic Term or the First Renewal Term, as applicable (the "Final Notice Expiration Date"), Lessee shall give Lessor notice of its irrevocable election (the "Final Notice") of one of the following options: (i) to renew this Lease pursuant to Section 18(b) for the Transponder(s) identified in the Preliminary Notice (A) for a Single Renewal Term, if applicable, or (B) for the First Renewal Term or Second Renewal Term, as applicable, or (ii) to purchase the Transponder(s) identified in the Preliminary Notice pursuant to Section 19(a)(i).

          If Lessee shall fail timely to deliver the Preliminary Notice, then, except as provided in Section 18(d), Lessee shall be deemed not to have elected to renew this Lease or purchase any Transponder, and promptly thereafter, but in any case within 30 days after the Preliminary Notice Expiration Date, shall provide Lessor with the names, last known business addresses and telephone numbers of the Persons using any Transponder pursuant to a Use Agreement (not including any Occasional Use Service Contract) or an Existing Lease. If Lessee shall fail to deliver the Final Notice as required above after having delivered the Preliminary Notice, Lessee shall be deemed to have elected to purchase the Transponders identified in such Preliminary Notice pursuant to Section 19(a)(i). The notice requirements of this Section 18(a) shall not apply to Lessee's right to purchase any Transponders pursuant to Sections 19(a)(ii) through 19(a)(vi).

          (b)    Fair Market Value Renewal Option. If Lessee delivers the Final
                 --------------------------------
Notice set forth in Section 18(a), above, stating that it will renew the Lease in respect of the Transponders identified in such Final Notice, and so long as no Bankruptcy Default or Event of Default has occurred and is continuing at the end of the Basic Term or, if applicable, the First Renewal Term, then this Lease shall be renewed with respect to such Transponders at a Base Rent equal to the Fair Market Rental Value of such Transponders (as determined pursuant to the most recent Subsequent Appraisal) and payable in accordance with Section 18(c), below. The Renewal Term shall be for the following period: (i) in the event Lessor has specified a Single Renewal Term option in the Renewal Term Notice, then the term shall begin immediately upon the expiration of the Basic Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the earlier of the last day of the useful commercial life of the Satellite (as determined pursuant to the most recent Subsequent Appraisal) or on the date the Satellite is disposed of pursuant to Section 13 of the Purchase Agreement or
(ii) in the event Lessor has specified two Renewal Terms in the Renewal Term Notice, then the term shall begin immediately upon expiration of the Basic Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the day prior to the last day of the period of time which is equal to 75% of the remaining useful commercial life of the Satellite (as determined pursuant to the Subsequent Appraisal) measured from the commencement of such term (the "First Renewal Term"). If Lessee renews the Lease for a First Renewal Term, and provided no Bankruptcy Default or Event of Default has occurred and is continuing at the end of the First Renewal Term, Lessee may renew the Lease (pursuant to the procedure set forth in Section

18(a), above) for a second renewal term, on terms identical to the First Renewal Term as set forth in the immediately preceding sentence, except only that such second renewal term shall begin immediately upon the expiration of the First Renewal Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the last day of the useful commercial life of the Satellite (as determined pursuant to the most recent Subsequent Appraisal) or on the date the Satellite is disposed of pursuant to Section 13 of the Purchase Agreement (the "Second Renewal Term"). At the end of the Basic Term or First Renewal Term, as applicable, if Lessee has timely elected to renew this Lease with respect to any Transponder, then the terms and conditions of this Lease with respect to such Transponder shall continue in full force and effect during the following Renewal Term, except that (x) Lessee shall pay Lessor Base Rent for such Transponder in the amount of the Fair Market Rental Value thereof as determined by the most recent Subsequent Appraisal and (y) the Stipulated Loss Values and Termination Values applicable during such Renewal Term shall initially be the Fair Market Sales Value (determined pursuant to such Subsequent Appraisal) of such Transponder as of the commencement of the Renewal Term and, on each Casualty Payment Date during the Renewal Term, shall decline on a straight line basis by an amount per Casualty Payment Date obtained by dividing
(A) the difference between the Fair Market Sales Value of such Transponder as of the beginning of such Renewal Term and the estimated Fair Market Sales Value of such Transponder as of the end of such Renewal Term by (B) the number of months in such Renewal Term.

          (c)    Renewal Rents. At the end of the Basic Term or the First
                 -------------
Renewal Term, as the case may be, if Lessee shall have timely elected to renew this Lease as aforesaid and if no Bankruptcy Default or Event of Default shall then exist and be continuing, Lessee and Lessor shall execute a lease supplement hereto in form and substance reasonably satisfactory to Lessor and Lessee to evidence such renewal. Such lease supplement shall provide for the semi-annual (or shorter period if necessary in case of the last Lease Period) payment of Base Rent for the Renewal Term, with a final installment on the last day of any such Renewal Term, payable in each case in arrears, in accordance with the aforesaid determinations of Base Rent and shall provide for Stipulated Loss and Termination Values for the Transponders covered thereby with respect to such Renewal Term determined as aforesaid. The installments of Base Rent during the Renewal Term shall be equal in amount (except for the last such installment which shall be pro rated, if necessary, for a Lease Period which is shorter than six months). All other terms of the Operative Documents and the Hughes Agreements shall continue in effect during each such Renewal Term in accordance with the provisions thereof and to the extent provided therein, except as otherwise expressly provided in this Lease.

          (d)    Extended Notice. If with respect to any Transponder subject to
                 ---------------
an Existing Lease or Use Agreement (the "Subleased Transponder(s)"), Lessee has not timely provided the Preliminary Notice and, if following the Preliminary Notice Expiration Date but on or prior to the end of the Lease Term the Sublessee or User under such Existing Lease or Use Agreement exercises its renewal rights thereunder, if such renewal rights extend beyond the Lease Term, then Lessee shall be entitled to give the Final Notice with respect to such Subleased Transponder, such notice to be provided on or before the end of the Lease Term; provided, however, that Lessee shall not be entitled to exercise the
            --------  -------
foregoing rights with respect to such Subleased Transponder if during the period from the Preliminary Notice Expiration Date and prior to Lessee's delivery of the Final Notice, Lessor has executed a valid and binding agreement (including a binding commitment letter or letter of intent) for the purchase, lease or use of such Subleased Transponder with a third party that is not an Affiliate and has timely notified Lessee of such execution. During the period between the Preliminary Notice Expiration Date and the end of the Lease Term, Lessor shall promptly provide Lessee with written notice of the consummation of any such agreement with respect to any Subleased Transponder as to which Lessee has not timely provided the Preliminary Notice.

     SECTION 19. Purchase Options.
                 ----------------

          (a)    Purchase Option Events.  So long as no Bankruptcy Default or
                 ----------------------
any Event of Default has occurred and is continuing, Lessee shall have the right to purchase:

                 (i) if Lessee timely delivers or is deemed to have delivered the Final Notice contemplated by clause (ii) of the fourth paragraph of
     Section 18(a) or by Section 18(d) (stating that it will purchase the Transponders identified in such Final Notice), such Transponders on the expiration date of the Basic Term or the First Renewal Term, as applicable, at a purchase price equal to the Fair Market Sales Value of such Transponders as of such date as determined pursuant to the most recent Subsequent Appraisal;

                 (ii) all (but not less than all) of the Transponders on the EBO Date at a purchase price equal to the EBO Amount therefor;

                 (iii) if Owner Participant has become a Competitor and fails to transfer all of its right, title and interest in and to the Lessor's Estate and the Operative Documents in accordance with Article XIII of the Participation Agreement within three (3) months after the Owner Participant has become a Competitor, all (but not less than all) of the Transponders on any Rent Payment Date, at a purchase price equal to the greater of (A) the Termination Value for such Transponders as of such Rent Payment Date and
     (B) the Fair Market Sales Value of such Transponders as of such Rent Payment Date, as determined by an appraisal obtained in accordance with
     Section 19(b)(ii);

                 (iv)  [INTENTIONALLY OMITTED];

                 (v) if the aggregate of all Rental Adjustments, if any, under the Lease, which occur after the In-Service Date in connection with a Covered Tax Law Change, which when combined with all Rental Adjustments made on or prior to the In-Service Date pursuant to the Participation Agreement shall result in (A) an increase in the present value of the Scheduled Rent with respect to the Transponders (up to and including the EBO Date) and the EBO Amount (discounted to the In-Service Date at the Discount Rate) as compared to the present value set forth in Item 8 to Schedule E, of more than 2% of the Lessor's Cost with respect to the Transponders or (B) the Lease not qualifying as an Operating Lease for Lessee, then Lessee shall have the right to purchase all (but not less than
             ----
     all) of the Transponders subject to this Lease on any Rent Payment Date at a price equal to the higher of (i) the Fair Market Sales Value of such Transponders on such Rent Payment Date (offset, in the event such Fair Market Sales Value is greater than the Fair Market Sales Value set forth in the In-Service Date Appraisal, by an amount equal to the excess of (y) the actual Fair Market Sales Value of such Transponders on the In-Service Date, as determined by an appraisal obtained in accordance with Section 19(b)(ii), which appraisal shall take into consideration all factors and conditions existing on the In-Service Date that were not taken into account in the determination of Fair Market Sales Value set forth in the In-Service Date Appraisal over (z) Lessor's Cost for such Transponders set forth in the In-Service Date Appraisal) or (ii) the Termination Value of such Transponders on such Rent Payment Date; and

               (vi) if the Series A Notes shall not have been refinanced on or prior to June 30, 1993, then Lessee shall have the right to purchase all but not less than all of the Transponders on August 31, 1993, for a purchase price equal to the higher of the Fair Market Sales Value or the Termination Value of such Transponders determined as of such date; provided, however, that if the Lessee shall not exercise the foregoing
     --------  -------
     option by timely providing the irrevocable notice pursuant to Section 19(b)(i)(5), then the tax indemnity contained as Exhibit Q to the Participation Agreement shall take effect retroactive to the Closing Date.

          (b)  Notice of Election; Manner of Purchase; Transfer After Purchase.
               ---------------------------------------------------------------

               (i) (1) In order to exercise its right to purchase the Transponders pursuant to Section 19(a)(ii), Lessee shall, at least ninety
     (90) (but not more than 360) days prior to the EBO Date, give irrevocable notice to Lessor in writing stating that Lessee will purchase such Transponders pursuant to Section 19(a)(ii). (2) In order to exercise its right to purchase all of the Transponders pursuant to Section 19(a)(iii), Lessee shall give tentative notice to Lessor in writing within 90 days after (A) Owner Participant shall have confirmed to Lessee pursuant to
     Section 5.02(i) of the Participation Agreement that it is a Competitor, or
     (B) Lessee shall have notified Owner Participant that Owner Participant has become a Competitor, and Owner Participant shall have become a Competitor, whichever of (A) or (B) shall first occur. (3) [Intentionally omitted]. (4) In order to exercise its right to purchase all of the Transponders pursuant to Section 19(a)(v), Lessee shall give tentative notice to Lessor in writing within forty-five (45) days after making the determination pursuant to Section 19(a)(v). (5) In order to exercise its right to purchase all of the Transponders pursuant to Section 19(a)(vi), Lessee shall give irrevocable notice to Lessor in writing on or before July 1, 1993.

               (ii) In the case of any tentative or irrevocable notice pursuant to Sections 19(b)(i)(2), 19(b)(i)(4) and 19(b)(i)(5), Lessee shall further specify that it desires to obtain an appraisal of the Fair Market Sales Value of the Transponder(s) as of the Rent Payment Date (which Rent Payment Date shall be the next succeeding Rent Payment Date no earlier than 30 days following the date of such tentative notice) or other permitted date specified in such notice, as applicable. Promptly after Lessee shall have given such notice, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for the Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in the next sentence, so long as notwithstanding such acceleration, the appraiser shall have adequate time to make a considered determination). Lessee shall give irrevocable notice to Lessor not later than ten (10) Business Days after the completion of the Appraisal Procedure if it desires to consummate the purchase of the Transponder(s) pursuant to Sections 19(a)(iii) or 19(a)(v), but in no event later than fifteen (15) days prior to the Rent Payment Date or other permitted date specified in the tentative notice referred to in this Section 19(b)(ii), which Rent Payment Date shall be the next succeeding Rent Payment Date no earlier than 30 days following the date of such tentative notice.

               (iii) Subject to Section 19(b)(iv), on the date of purchase, Lessee shall pay the purchase price for the applicable Transponder(s), together with (A) all amounts of Interim Rent and Base Rent with respect to such Transponders due and unpaid prior to the date of such purchase and
     (B)(i) at any time during the Basic Term, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, is due, the sum of any Scheduled Rent with respect to such Transponders designated as an "arrears rent" on Schedule A, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, and due on such date of purchase and the Rent Differential Amount with respect to such date, if any, or (ii) at any time during a Renewal Term, any Base Rent due on such date and (C) any other Rent (including an amount equal to Variable Amount, if any) with respect to such Transponders due and unpaid as of the date of such purchase and, in the case of a purchase pursuant to Section 19(a)(vi), any Rent Differential Amount due and unpaid as of the date of such purchase. Upon receipt of the payments set forth in the preceding sentence, Lessor shall transfer all right, title and interest of Lessor in and to the applicable Transponders, as is and where is, to Lessee, free and clear of Lessor Liens and Owner Participant Liens, but otherwise without warranty, and Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, a bill of sale or assignment and such other instruments, documents and opinions as Lessee may reasonably request to evidence the valid consummation of such transfer and shall take such actions under Section 10 of the Indenture as Lessee may reasonably request.

               (iv) Subject to Section 19(a), if Lessee shall provide the irrevocable notice pursuant to Section 19(b)(i)(1) to purchase all (but not less than all) of the Transponders on the EBO Date, then Lessee may, at its option, pay the EBO Amount therefor on a date not earlier than the same calendar day in the fourth month prior to the EBO Date (e.g., if the EBO
                                                             ----
     Date is July 2, 1998, not earlier than March 2, 1998), but in any event such payment must occur within the same taxable year of the Owner Participant as the EBO Date shall occur (the "EBO Prepayment"), and shall pay all other amounts pursuant to Section 19(b)(iii) due and owing as of the EBO Date on the EBO Date, and, upon receipt of all such amounts, Lessor shall on the EBO Date comply with the last sentence of Section 19(b)(iii). If Lessee shall make the EBO Prepayment pursuant to the immediately preceding sentence, then (i) from and after the making of the EBO Prepayment, the Stipulated Loss Value for each Transponder for all purposes in this Lease shall be reduced by an amount equal to the prepaid EBO Amount therefor, except that Stipulated Loss Value, as used in Section 16 hereof shall not be so reduced, except as provided therein, (ii) upon request of Lessee, if the Lien of the Indenture shall have been fully discharged, Lessor shall grant to Lessee a security interest in the Transponders, securing Lessor's obligation to comply with the last sentence of Section 19(b)(iii), subject to receipt of the payment specified in Section 19(b)(iii) on the EBO Date, subject to and as provided in Section 19(b)(iii), and Lessee shall pay all reasonable expenses in connection with the granting of such security interest as Supplemental Rent on an After-Tax Basis.

          (c)  Assumption of Notes. Notwithstanding the provisions of Sections
               -------------------
19(a) and (b) and subject to compliance with Section 2.13 of the Indenture, in connection with a purchase by Lessee of the Transponders pursuant to any of Sections 19(a)(ii) through 19(a)(vi), as the case may be, at Lessee's option, Lessee may assume the Notes (or the portion thereof associated with such purchased Transponder, as applicable), pursuant to Sections 5.05 and 11.04 of the Participation Agreement and the obligation of Lessee to pay the purchase price pursuant to the applicable clause of Section 19(a) shall be satisfied by such assumption of the Notes to the extent of the principal amount of the Notes so assumed (after, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections
12.07 and 12.08, of the Participation Agreement, as applicable, is due, payment of the sum of any Scheduled Rent designated as an "arrears rent" on Schedule A, as adjusted pursuant to Section 12.06 of the Participation Agreement, on the Rent Payment Date on which such purchase is consummated with respect to the applicable Transponder(s) and the Rent Differential Amount, if any). Once Lessee has elected to exercise its option to assume the Notes by giving notice of such election in its notice pursuant to Section 19(b) hereof, such Notes shall be mandatorily assumed by Lessee pursuant to the Indenture.

          (d)    No Duplication of Rent Differential Amount. In the event that a
                 ------------------------------------------
portion of the Scheduled Rent due on any date of purchase is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such date of purchase that is not so designated, a portion of the Rent Differential Amount with respect to such date of purchase shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of the EBO Amount or the computation of Termination Value, as appropriate. It is intended that the entire amount of the Rent Differential Amount due on such date of purchase shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of the EBO Amount or the Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 20. Further Assurances; Default Notice.
                 ----------------------------------

          (a)    Further Assurances. Lessee, at its reasonable expense, shall
                 ------------------
promptly and duly execute and deliver to Lessor, Owner Participant and Indenture Trustee such documents and assurances and take such further action as Lessor (and Indenture Trustee) may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease, the other Operative Documents and the Hughes Agreements and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, to establish, perfect (to the extent practicable, in the case of the Transponders), and maintain Lessor's right, title and interest in and to the Transponders and the Indenture Estate and, for the benefit of Indenture Trustee, the lien and security interest in the Indenture Estate provided for in the Indenture, subject to no Lien other than Permitted Liens, including, without limitation, if requested by Lessor, Owner Participant or Indenture Trustee, at the expense of Lessee, the recording or filing of appropriate memoranda hereof, or of such financing statements or other documents with respect hereto as any of Lessor, Owner Participant or Indenture Trustee may from time to time reasonably request, and Lessor agrees promptly to execute and deliver such of the foregoing financing statements or other documents as may require execution by Lessor and to the extent permitted by Applicable Laws, Lessee hereby authorizes any such financing statements to be filed without the necessity of signature by Lessee; provided, however, no counterparts hereof
                                  --------  -------
shall be filed, unless Lessor or Indenture Trustee shall determine that it is advisable, in the reasonable opinion of the counsel of Lessor or Indenture Trustee, as the case may be, to file such counterpart in order to protect its interest under this Lease; then, upon 30 days prior notice and delivery to Lessee of such opinion of counsel of Lessor or Indenture Trustee, as the case may be, Lessor or Indenture Trustee, as the case may be, may file such counterpart.

          (b)    Notice of Default. Promptly after obtaining Actual Knowledge of
                 -----------------
the occurrence or existence of any Default or Event of Default, Lessee shall so notify Lessor (and Indenture Trustee) and set forth in reasonable detail the circumstances surrounding such Default or Event of Default and shall specify what actions Lessee has taken or intends to take to cure such Default or Event of Default.

          (c)    Subsequent Appraisal. No earlier than 760 days and no later
                 --------------------
than 720 days prior to the end of the Basic Term or the First Renewal Term, as applicable, Lessee shall have the option to initiate the Appraisal Procedure, and at Lessee's cost and expense, to cause an appraisal of the Transponders to determine, as appropriate, the remaining useful commercial life, residual value and the Fair Market Sales Value of the Transponders as of the end of the Basic Term and the Fair Market Rental Value of the Transponders as of the end of the Basic Term or First Renewal Term, as applicable. In addition, no earlier than 180 days nor later than 120 days prior to the end of the First Renewal Term, Lessee shall have the option to initiate the Appraisal Procedure, and at Lessee's cost and expense, to cause an appraisal of the Transponders to be performed to determine the Fair Market Rental Value and the Fair Market Sales Value of the Transponders as of the end of such Renewal Term. Any appraisal pursuant to this Section 20(c) shall be deemed a "Subsequent Appraisal."

     SECTION 21. Indenture Estate as Security for Lessor's Obligations to
                 ---------------------------------------------------------
Indenture Trustee.
-----------------

          (a) In order to secure the indebtedness evidenced by the Notes and all obligations secured by the Indenture, Lessor provides in the Indenture, among other things, for the assignment (to the extent provided therein) by Lessor to Indenture Trustee of all of Lessor's right, title and interest to this Lease and for the creation of a Lien and security interest in favor of Indenture Trustee for the benefit of the Noteholders in and to the Indenture Estate as described in the granting clauses of the Indenture. Lessee hereby (a) consents to such assignment pursuant to the terms of the Indenture, and (b) agrees to pay directly to Indenture Trustee for so long as the Lien of the Indenture shall remain in effect and thereafter to Lessor, all amounts (other than Excepted Payments) due and to become due to or for the account of Lessor and payable by Lessee hereunder or under any other Operative Document or Hughes Agreement to which Lessee in any capacity is a party which have been assigned or required to be assigned to Indenture Trustee pursuant to the Indenture or this Agreement. Lessee acknowledges that, so long as any Notes are outstanding, all rights of Lessor under this Lease shall be exercised only by the Indenture Trustee, as assignee of Lessor's rights under this Lease pursuant to the Indenture, subject, however, to Sections 9.2, 13.1 and 16.4 of the Indenture and subject to Lessor's rights in respect of Excepted Payments.

          (b) Notwithstanding anything to the contrary hereinabove, Indenture Trustee shall not have any greater rights under the Hughes Agreements than Lessor shall have pursuant to Section 5(b)(ii) and (iii) of this Agreement or than the Lessor otherwise has under this Lease.

     SECTION 22. Counterparts; Uniform Commercial Code.
                 -------------------------------------

          This Lease and each Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the original executed counterpart which shall be identified as the counterpart containing the receipt therefor executed by Indenture Trustee on the signature page thereof.

     SECTION 23. Notices.
                 -------

          Unless otherwise specifically provided herein, any notice, request or other communication hereunder shall be in writing and shall be deemed duly given or made when sent in accordance with Section 15.03 of the Participation Agreement.

     SECTION 24. Miscellaneous.
                 -------------

          (a)    Severability. Any provision of this Lease which is prohibited
                 ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of any provision in any other Operative Document or Hughes Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Lease shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of any other Operative Document.

          (b)    Amendment. Neither this Lease nor any of the terms hereof may
                 ---------
be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought and, unless and until Lessee and Lessor shall have received written notice from Indenture Trustee that the Lien of the Indenture on the Indenture Estate has been released by Indenture Trustee, no amendment, supplement or waiver by Lessor or Lessee shall be effective without the written consent of Indenture Trustee, except as expressly provided in the Indenture.

          (c)    Headings, etc. The Table of Contents and headings of the
                 -------------
various Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

          (d)    Successors and Assigns. This Lease shall be binding upon and
                 ----------------------
inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

          (e)    Governing Law. This Lease shall in all respects be governed by,
                 -------------
and construed in accordance with, the substantive laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

          (f)    Limitation of Liability of the Trust Company. It is expressly
                 --------------------------------------------
understood and agreed by and among the parties hereto that, (i) this Agreement is executed and delivered by State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Owner Trustee in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Lessor's Estate and the Owner Trustee, as Trustee, (iii) actions to be taken by the Owner Trustee pursuant to its obligations hereunder may, in certain instances, be taken by the Owner Trustee only upon specific authority of the Owner Participant, and (iv) except as expressly set forth herein or in the other Operative Documents or the Hughes Agreements, nothing herein contained shall be construed as creating any liability of the Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company of Connecticut, National Association, all such liability, if any, being expressly waived by the other parties hereto, and by any Person claiming by, through or under them.

          IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                                 NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, Lessor

                              By /s/ W. Jeffrey Kramer
                                 ---------------------------------------------
                                 Name:  W. JEFFREY KRAMER
                                 Title: ASSISTANT VICE PRESIDENT

                              HUGHES COMMUNICATIONS GALAXY, INC., as Lessee

                              By /s/ Scott B. Tollefsen
                                 ---------------------------------------------
                                 Name:  Scott B. Tollefsen
                                 Title: Vice President and Secretary